BB&T Mutual Funds

SEMI-ANNUAL REPORT

To Shareholders

March 31, 1997

                               TABLE OF CONTENTS

              Letter From the Chairman and the Investment Adviser
                                     Page 2
                               Performance Report
                                     Page 4
                      Statements of Assets and Liabilities
                                    Page 11
                            Statements of Operations
                                    Page 15
                      Statements of Changes in Net Assets
                                    Page 17
                       Schedules of Portfolio Investments
                                    Page 21
                         Notes to Financial Statements
                                    Page 38
                              Financial Highlights
                                    Page 47

                          [LOGO OF BB&T APPEARS HERE]

LETTER FROM THE CHAIRMAN AND THE INVESTMENT ADVISER

Dear Shareholders:

Despite the volatility of the markets during the six months ended March 31, 1997, we are pleased to report that the period was a good one for the BB&T Mutual Funds. The stock market climbed higher as 1996 drew to a close, but in the first quarter of the year, the market dropped and surrendered a portion of the ground gained. The environment in the fixed-income market was also challenging, as investors worried about the strength of the economy and the direction of interest rates. Bonds, however, traded in a narrow range during the period, and when all was said and done, the fixed-income markets posted positive returns for the period.

In addition, during the period, investors continued to invest in mutual funds overall, and in the BB&T Funds in particular. Total net assets under management in our fund family rose 19%, rising from $826 million to $984 million over the six-month period ended March 31, 1997.

INTERNATIONAL FUND LAUNCHES SUCCESSFULLY

Our newest fund, The BB&T International Equity Fund, made a sizable contribution to our growth during the period. Introduced on January 2, 1997, the Fund ended the period with more than $40 million under management. Intended primarily for long-term growth investors, the portfolio was invested in eighteen different markets around the world as of March 31, 1997. With the Fund in operation just under a quarter, it is far too early to draw conclusions on performance. Nevertheless, we are very pleased with the Fund's launch, and initial results have been encouraging. If you would like more information on this Fund, including a prospectus, please call us at 1-800-228-1872.

TURNING TO THE MARKETS . . .

Expansion has been the theme of the U.S. economy for six years, and indications are that the economy continued to grow moderately during the fourth quarter of 1996. Pivotal to this growth is consumer spending. Benefiting from low unemployment and low inflation, consumers' financial confidence continues to be high. In addition, a surging stock market has given them added wealth, and despite high consumer debt levels, the market's rise has aided spending as it has climbed.

Manufacturing activity also has provided strong support for growth. During the fourth quarter, the National Association of Purchasing Management's Index maintained a level comfortably above 50%--a number indicating that a majority of manufacturers have increased purchases.

INTERNATIONAL TRADE CONTRIBUTES HELP

Moreover, strong consumer spending and industrial production not only have powered growth directly, but also have affected it indirectly by influencing international trade. Consumer spending has fueled American demand for the import of foreign goods and services, while efficient industrial production has provided the goods and services exported to meet foreign demand. This trading of goods and services also has stimulated and supported our economy's growth over the past year.

Yet, the level of American exports in the future is questionable. While the strong growth of the Mexican economy could provide a boost to our economy, exports to other parts of the world may decline. The dollar's recent appreciation against other major currencies--most notably that of Japan--may cause foreign consumers to purchase goods and services from less expensive sources.

                          [LOGO OF BB&T APPEARS HERE]

Overall, however, the outlook for continued growth is bright. Unemployment is low, and inflation is tame. At the same time, the tight labor market is now exerting some upward wage pressure--and generating inflationary uncertainty. In general, however, the economy has provided a positive environment for investors.

WHAT'S AHEAD FOR STOCKS AND BONDS?

As 1996 ended, the bond market was somewhat volatile but, because inflation remained low, held its ground. Stocks, on the other hand, moved higher on the strength of the economy, low inflation and solid earnings reports. But, as the market has moved higher, its dependence on strong earnings reports has grown-- and its vulnerability to disappointment has increased.

Consequently, stocks appear to be at a level of full valuation, reflecting a higher amount of risk, and bond yields are high relative to historical inflation-adjusted levels. However, we are still optimistic about the stock market's prospects in the months ahead, and bonds continue to appear attractive on a risk-adjusted basis.

IN CLOSING . . .

We urge you to read the following report closely. In it, you will find a detailed discussion of the performance for each of the BB&T Mutual Funds during the six months ended March 31, 1997.

Finally, we thank you for your continued confidence in us. We look forward to providing you with excellent investment management and to serving your needs now and in the future. As always, if you would like a prospectus, have any questions or require any assistance, please do not hesitate to call us at 1-800-228-1872.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
Chairman
BB&T Mutual Funds Group
May 19, 1997

/s/ David C. McMahon

David C. McMahon
Executive Vice President and Chief Investment Officer
Branch Banking and Trust Company

--------------------------------------------------------------------------------

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money.

The BB&T Mutual Funds are distributed by BISYS Fund Services.

The BB&T Mutual Funds are NOT FDIC INSURED and are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. Investment products involve investment risk, including the possible loss of principal.

                          [LOGO OF BB&T APPEARS HERE]

                               PERFORMANCE REPORT

THE BB&T INTERNATIONAL EQUITY FUND /1/

Intended for shareholders looking to diversify their portfolios and pursue long-term growth opportunities in markets abroad, The BB&T International Equity Fund was introduced on January 2, 1997. The Fund invests primarily in stocks of companies based in the developed markets of Europe and the Pacific Basin. Investments may also be made in a limited number of emerging markets around the world. For more information, or for a prospectus on this or any of the BB&T Funds, please call us at 1-800-228-1872.

A SUCCESSFUL LAUNCH

We are pleased to report that the Fund opened with a very strong start in the relatively volatile environment of the first quarter. During the first eleven weeks of operation, investors contributed some $40 million to the Fund. Consequently, at the end of the period, the Fund had holdings in approximately ninety different companies in markets worldwide.

POSITIONED FOR GROWTH

As of March 31, 1997, approximately 16% of the funds were invested in the United Kingdom, 35% in Continental Europe, 20% in Japan and 21% in other developed markets. Approximately 11% of the portfolio was invested in the world's emerging markets, and 7% in cash equivalents.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            Aggregate Total Return+
                                 As of 3/31/97
--------------------------------------------------------------------------------
                                        Inception               Since
        Class                             Date                Inception
--------------------------------------------------------------------------------
Class A Shares/*/                         1/2/97                -1.29%
Class B Shares/**/                        1/2/97                -1.74%
Trust Shares                              1/2/97                 3.48%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

/*/  Reflects 4.50% Maximum Sales Charge
/**/ Reflects CDSC of 5.00%.
+ Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance is no guarantee of future results.

The top five equity holdings in the Fund were IMS Group (1.7% of the portfolio's assets), Murray & Roberts Holdings, LTD. (1.7%), Banco Santander, SA (1.7%), AECI, LTD (1.7%) and Boewe Systec AG (1.6%)./2/


--------------------------------------------------------------------------------

/1/ International investing involves increased risk and volatility.

/2/ The composition of the Fund's portfolio is subject to change.

                          [LOGO OF BB&T APPEARS HERE]

THE BB&T SMALL COMPANY GROWTH FUND /1/

The six-months ended March 31, 1997, were very tough ones indeed for small-cap stocks overall, and small-cap growth stocks in particular. During the period, investor sentiment favored big companies over small ones and value over growth. Moreover, while money continued to flow into the equity market, most moved directly into the "Nifty Fifty," the biggest and best known names.

As a result, during the first quarter of 1997, small-cap growth stocks wilted from neglect despite, in many cases, strong fundamentals and greater opportunity for growth than the niftiest of the Nifty Fifty. Consequently, the period was a disappointing one for small-cap investors overall and for the Fund in particular.

THE TIDE WILL TURN . . .

Clearly, after the astonishing growth of small-cap stocks in 1995 and 1996, the last several months have been difficult and discouraging for small-cap investors. Moreover, until the technology sector as a whole, not just the bigger, better known names within it, stabilizes and rebounds, small-cap growth stocks may continue to suffer from neglect.

Nonetheless, given small-cap valuations and the unrealistic levels of larger stocks, we believe attractive opportunities now abound, particularly in the retail and oil services sectors. In the months ahead, as the economy slows, we believe that investors will again turn to small-cap stocks, seeking growth as they have in the past. Consequently, rather than changing strategies, we are standing strong and focusing our efforts on positioning the Fund to capitalize when as expected the tide does turn.

================================================================================
                         Average Annual Total Return+
                                 As of 3/31/97
--------------------------------------------------------------------------------
                          Inception                            Since
    Class                   Date        6 Month    1 Year    Inception
--------------------------------------------------------------------------------
Class A Shares*          12/7/94       -27.13%    -11.77%      20.29%

Class B Shares**          1/2/96       -27.85%    -12.14%       0.20%

Trust Shares             12/7/94       -23.62%     -7.29%      23.06%

================================================================================

*   Reflects 4.50% Maximum Sales Charge
**  Reflects CDSC of 5.00%
+   Past performance is not predictive of future results.
    Investment return ans the principal value of shares in the BB&T Mutual Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return would have been lower. Past performance is no guarantee of future results.



As of March 31, 1997, the top five equity holdings in the Fund were Tel-Save Holdings, Inc. (2.3% of the portfolio's assets), Comverse Technology, Inc. (2.0%), Dura Pharmaceuticals, Inc. (1.9%), CBT Group PLC, ADR (1.8%) and Jabil Circuit (1.4%)./2/

--------------------------------------------------------------------------------

/1/Small-cap companies typically carry additional risks since smaller companies generally have a higher risk of failure and, by definition, are not as well established as "blue chip" companies. Historically, small-company stocks have experienced a greater degree of market volatility than stocks on average.

/2/The composition of the Fund's portfolio is subject to change.

                          [LOGO OF BB&T APPEARS HERE]

THE BB&T GROWTH AND INCOME STOCK FUND

The market continued to soar throughout the last quarter of 1996, but the advance belonged almost exclusively to larger capitalization stocks. As the first quarter opened, however, even the most favored stocks fell when investor sentiment changed. The possibility of higher future inflation and rising interest rates helped move the market down from its recent record levels.

When sentiment shifted, however, value stocks took center stage over growth stocks. Consequently, while the general decline in the marketplace affected performance, the Fund suffered far less than other portfolios, due to the diversification of its holdings in the portfolio and our emphasis on value. In addition, over the past several months, our search for value led us to increase positions in the mid-cap sector, and while stocks here dropped in price in March, they did not drop as dramatically as many of the market's highest fliers of the past year.

MINING FOR OPPORTUNITY IN MID-CAPS

In recent months, we have moved to capture mid-cap values in a wide range of industries, and in the months ahead, we expect to continue to do so. Expectations for these stocks have not reached unrealistic levels and, so, are less vulnerable to earnings disappointments. Very simply, we believe they offer solid growth potential at a reasonable level of risk.

As of March 31, 1997, the top five equity holdings in the Fund were SAFECO Corp. (2.8% of the portfolio's assets), Harris Corp. (2.7%), Bristol-Myers Squibb Co. (2.4%), Phillips Petroleum Co. (2.3%) and SBC Communications, Inc. (2.0%)./1/

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Average Annual Total Return+
                                 As of 3/31/97
--------------------------------------------------------------------------------
                        Inception                                     Since
Class                     Date         6 Month         1 Year       Inception
--------------------------------------------------------------------------------
Class A Shares/*/        10/9/92         4.59%         13.26%          14.37%
Class B Shares/**/        1/2/96         3.92%         13.57%          14.20%
Trust Shares             10/9/92         9.61%         18.81%          15.84%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

/*/  Reflects 4.50% Maximum Sales Charge
/**/ Reflects CDSC of 5.00%.
+ Past Performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return would have been lower. Performance is no guarantee of future results.



--------------------------------------------------------------------------------

/1/ The composition of the Fund's holdings is subject to change.

                          [LOGO OF BB&T APPEARS HERE]

THE BB&T BALANCED FUND

The stock market continued to rumble upward throughout much of the six months ended March 31, 1997, and investors had clear favorites. The market's advance was led by, and almost exclusively enjoyed by, higher capitalization stocks. Consequently, the equity portion of the portfolio performed very strongly.

Given investors' anxiety over possible rate increases, the environment in the fixed-income markets was more challenging, and high-quality securities held up well. In addition, throughout the period, we took advantage of opportunities to enhance yields whenever they arose. As a result, despite the tough climate, the bond portion of the portfolio also contributed positively to performance.

GOOD VALUES ARE HARD TO FIND . . .

However, they do exist in both the stock and bond markets. In the coming months, convertible securities may also offer attractive possibilities. In the stock market, many second-and third-tier companies, those just slightly smaller than the largest but every bit as attractive, did not participate in the market's rise during the period. Moreover, recent weakness in the market has hit these sectors hard. As a result, in the months ahead, we expect these sectors to offer investors attractive opportunities.

As always, wherever we find value we will attempt to capitalize on it for our shareholders. As of March 31, 1997, approximately 48% of the portfolio was invested in stocks, 49% in bonds and 3% in cash and cash equivalents. The Fund's top five equity holdings were Bristol-Myers Squibb Co. (1.3% of the portfolio's assets), Schering Plough Corp. (1.3%), Harris Corp. (1.3%), Phillips Petroleum Co. (1.3%) and Abbott Laboratories (1.3%). The Fund's fixed income holdings remained concentrated in U.S. Treasury securities. The average maturity of the portfolio was approximately 6.0 years; the average credit quality was AAA./1/


================================================================================
                         Average Annual Total Return+
                                 As of 3/31/97
--------------------------------------------------------------------------------
                   Inception                      Since         Since
      Class           Date          6 Month       1 Year      Inception
--------------------------------------------------------------------------------
Class A Shares*      7/1/93          0.41%        5.40%         8.57%

Class B Shares**     1/2/96         -0.24%        5.65%         5.34%

Trust Shares         7/1/93          5.34%       10.78%        10.13%
================================================================================


*    Reflects 4.50% Maximum Sales Charge
**   Reflects CDSC of 5.00%.
+ Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

/1/The composition of the Fund's portfolio is subject to change.

                          [LOGO OF BB&T APPEARS HERE]

THE BB&T INTERMEDIATE U.S. GOVERNMENT BOND FUND &
THE BB&T SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

Renewed economic strength and the subsequent fear of inflation made bond investors uneasy throughout much of the six months ended March 31, 1997. Rates rose and fell in response to conflicting reports of economic growth and inflation. Throughout this period we approached the fixed-income markets cautiously and focused our efforts on yield enhancement.

Both funds' positions in mortgage pass-through securities, one of the best performing sectors, were increased. Also, given the uncertainty regarding the possibility of Federal Reserve action and the subsequent direction of interest rates, the maturities in both portfolios remain at the short end of their maturity ranges as specified by prospectus. As a result, both Funds performed in line with industry averages.

                The BB&T Intermediate                                          The BB&T Short-Intermediate
              U.S. Government Bond Fund                                        U.S. Government Income Fund

==========================================================      ==========================================================
----------------------------------------------------------      ----------------------------------------------------------
              Average Annual Total Return/+/                                  Average Annual Total Return/+/
                       As of 3/31/97                                                  As of 3/31/97
----------------------------------------------------------      ----------------------------------------------------------
                    Inception                     Since                            Inception                     Since
     Class            Date     6 Month  1 Year  Inception           Class            Date     6 Month  1 Year  Inception
----------------------------------------------------------      ----------------------------------------------------------
Class A Shares/*/    10/9/92   -3.23%   -1.78%    3.91%         Class A Shares/*/    11/30/92  -0.39%   -1.55%    4.16%

Class B Shares/**/   1/2/96    -4.01%   -1.57%   -4.28%         Trust Shares         11/30/92   1.78%    3.88%    4.89%

Trust Shares         10/9/92    1.53%    3.22%    5.25%
----------------------------------------------------------      ----------------------------------------------------------
==========================================================      ==========================================================

/*/   Reflects 4.50% Maximum Sales Charge
/**/  Reflects CDSC of 5.00%.
/+/ Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance is no guarantee of future results.


RATES RISE AND RILE MARKETS

As many in the marketplace had anticipated, the Federal Reserve moved to increase short-term rates on March 25. Given the uncertainty over where interest rates are headed, we will continue to approach the markets cautiously and focus on yield enhancement in the months ahead. Mortgage pass-through securities now represent nearly 20% of assets in both Funds, while investments in other sectors of the market, such as corporate securities, are a much smaller portion of assets. We continue to over-weight investments in U.S. Treasury debt due to its high quality and increased liquidity. Currently, more than 70% of the investments in the Funds are direct obligations of the U.S. Treasury.

As of March 31, 1997, the average maturity of the Intermediate U.S. Government Fund was 6.5 years. For the Short-Intermediate U.S. Government Fund, it was 2.8 years. As is characteristic of our investment process, the fixed-income portfolios remain fully invested and are heavily concentrated in debt obligations of the U.S. Government and its agencies./1/

--------------------------------------------------------------------------------

/1/The composition of the Fund's portfolios is subject to change.

                          [LOGO OF BB&T APPEARS HERE]

THE BB&T NORTH CAROLINA TAX-EXEMPT FUND /1/

Supply of municipal securities increased slightly in the North Carolina market as voters approved and the state came to market with two major issues. These new securities were snapped up immediately by mutual funds and individual investors, so the effect on the marketplace was short lived. In fact, throughout much of the period, short supply made it difficult to chase rates. Nonetheless, performance over the six months ended March 31, 1997, was solid-- and with few clouds on the horizon, we anticipate the next six months to produce much of the same.

QUALITY IS KEY LONG-TERM

With the recent increase in short-term interest rates and the uncertainty of the direction of future rates, we are unlikely to see supply increase dramatically any time soon. Demand, however, for securities from high-quality issuers like North Carolina is very strong and anticipated to increase as baby boomers move closer to retirement. Consequently, long-term prospects for the North Carolina market, and for the Fund, are bright.

As of March 31, 1997, the Fund's portfolio held laddered maturities of high-quality North Carolina bonds. Approximately 87% of the Fund's assets are invested in general obligation bonds; 9% are in health care; and slightly more than 3% are held in cash or cash equivalents. No one bond accounted for more than 8% of the portfolio. The average maturity of our holdings was 6.2 years; the average credit quality was AA./2/

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         Average Annual Total Return+
                                 As of 3/31/97
--------------------------------------------------------------------------------
                        Inception                                     Since
Class                     Date         6 Month         1 Year       Inception
--------------------------------------------------------------------------------
Class A Shares/*/        10/16/92       -0.46%          0.66%           3.32%
Trust Shares             10/16/92        1.68%          2.90%           3.91%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

/*/ Reflects 2.00% Maximum Sales Charge
 + Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Mutual Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower. Past performance no guarantee of future results.

--------------------------------------------------------------------------------

/1/ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, to the federal alternative minimum tax.

/2/ The composition of the Fund's portfolio is subject to change.

                          [LOGO OF BB&T APPEARS HERE]

THE BB&T U.S. TREASURY MONEY MARKET FUND /1/

Money market instruments were relatively stable over the six months ended March 31, 1997. Yet, in the closing week of the period, the Federal Reserve moved to raise short-term interest rates. While the increase was slight, and widely anticipated, it caused market volatility to increase, nevertheless.

In the months ahead, until the direction of the economy grows clearer, we expect to see this pattern continue. Approximately 56% of the Fund's assets, however, are invested in a laddered portfolio of Treasury bills. Consequently, the Fund is well positioned to capitalize on any further increases in short-term rates. As lower yielding securities mature or are sold, we expect to find and capitalize on opportunities to invest in higher yielding securities.

As of March 31, 1997, the average maturity of the Fund's holdings was 36 days; the average credit quality was AAA./2/


--------------------------------------------------------------------------------

/1/An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

/2/The composition of the BB&T Mutual Funds' portfolios is subject to change. Some of the fees of the Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged. Although the BB&T U.S. Treasury Money Market Fund seeks to maintain a stable net asset value of $1.00, there is no assurance that it will be able to do so.

The BB&T Mutual Funds are distributed by BISYS Fund Services.

Shares in the Funds involve investment risks, including possible loss of principal, so that an investor's shares when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or guaranteed or endorsed by, the Branch Banking and Trust Company or its affiliates, nor are they insured by the FDIC or any other agency.

This literature is authorized for distribution only when preceded or accompanied by a prospectus.

                          [LOGO OF BB&T APPEARS HERE]

                     Statements of Assets and Liabilities
                                March 31, 1997
                                  (Unaudited)

                                                              U.S. Treasury  Short-Intermediate     Intermediate     North Carolina
                                                               Money Market    U.S. Government     U.S. Government    Intermediate
                                                                  Fund           Income Fund         Bond Fund       Tax-Free Fund
                                                              -------------  ------------------   ---------------    --------------
                     ASSETS:
Investments, at value ...................................     $ 126,872,282     $ 100,617,426      $ 130,604,369      $  72,387,046
Repurchase agreements, at cost ..........................        99,365,617                --                 --                 --
                                                              -------------     -------------      -------------      -------------
Total Investments (Amortized cost $226,237,899;
   cost $102,434,473; $134,149,391; and
   $71,656,694, respectively)............................       226,237,899       100,617,426        130,604,369         72,387,046
Cash ....................................................               500                --                 --                 --
Interest receivable .....................................            36,481         1,572,273          1,940,902          1,027,341
Receivable for capital shares issued ....................             9,857                --              3,457                 --
Prepaid expenses and other ..............................            42,647             5,794             13,940              3,977
                                                              -------------     -------------      -------------      -------------
           Total Assets .................................       226,327,384       102,195,493        132,562,668         73,418,364
                                                              -------------     -------------      -------------      -------------
                  LIABILITIES:
Dividends payable .......................................           846,380           514,133            652,395            258,350
Payable for capital shares redeemed .....................            58,733             1,102                269              1,018
Payable for investments purchased .......................                --                --                 --            966,650
Accrued expenses and other payables:
      Investment advisory fees ..........................            75,933            43,314             56,506             30,703
      Administration fees ...............................             7,384             3,341              4,344              1,772
      Distribution fees--Class A ........................             4,793             1,206                951              1,154
      Distribution fees--Class B ........................             1,275              --                  409               --
      Accounting and transfer agent fees ................             9,588             9,652             12,811              9,015
      Other .............................................            24,618             7,537             14,310             19,536
                                                              -------------     -------------      -------------      -------------
           Total Liabilities ............................         1,028,704           580,285            741,995          1,288,198
                                                              -------------     -------------      -------------      -------------
                   NET ASSETS:
Capital .................................................       225,298,431       104,683,152        137,238,927         71,518,210
Undistributed net investment income .....................                --                --              5,718                 --
Net unrealized appreciation (depreciation) on
   investments ..........................................                --        (1,817,047)        (3,545,022)           730,352
Accumulated undistributed net realized gains
   (losses) on investment transactions ..................               249        (1,250,897)        (1,878,950)          (118,396)
                                                              =============     =============      =============      =============
           Net Assets ...................................     $ 225,298,680     $ 101,615,208      $ 131,820,673      $  72,130,166
                                                              =============     =============      =============      =============

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                 March 31, 1997
                                   (Unaudited)

                                                            U.S. Treasury    Short-Intermediate    Intermediate      North Carolina
                                                             Money Market      U.S. Government   U.S. Government      Intermediate
                                                                 Fund            Income Fund        Bond Fund        Tax-Free Fund
                                                             ------------     -----------------  ---------------     --------------
Net Assets
      Class A ...........................................    $ 27,959,484      $  5,595,207        $  4,455,686      $  9,084,646
      Class B ...........................................       1,450,043              --               493,631              --
      Trust Class .......................................     195,889,153        96,020,001         126,871,356        63,045,520
                                                             ------------      ------------        ------------      ------------
           Total ........................................    $225,298,680      $101,615,208        $131,820,673      $ 72,130,166
                                                             ============      ============        ============      ============
Outstanding units of beneficial interest (shares)
      Class A ...........................................      27,959,539           581,477             469,300           906,759
      Class B ...........................................       1,450,042              --                52,155              --
      Trust Class .......................................     195,888,937         9,972,312          13,345,503         6,290,619
                                                             ------------      ------------        ------------      ------------
           Total ........................................     225,298,518        10,553,789          13,866,958         7,197,378
                                                             ============      ============        ============      ============
Net asset value
      Class A--redemption price per share ...............    $       1.00      $       9.62        $       9.49      $      10.02
      Class B--offering price per share* ................    $       1.00              --          $       9.46              --
      Trust Class--offering and redemption price
        per share .......................................    $       1.00      $       9.63        $       9.51      $      10.02
                                                             ============      ============        ============      ============

Maximum Sales Charge (Class A) ..........................                              2.00%               4.50%             2.00%
                                                                               ============        ============      ============
Maximum Offering Price (100%/ (100%-Maximum
   Sales Charge) of net asset value adjusted to
   nearest cent) per share--Class A                          $       1.00(a)   $       9.82        $       9.94      $      10.22
                                                             ============      ============        ============      ============

-------------
* Redemption price per share (Class B) varies by length of time shares are held.
(a) Offering price and redemption price are the same for the U.S. Treasury Money Market Fund.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                      Statements of Assets and Liabilities,
                                 March 31, 1997
                                   (Unaudited)


                                                                 Growth and                       Small Company     International
                                                                Income Stock       Balanced           Growth            Equity
                                                                    Fund             Fund              Fund              Fund
                                                              ---------------   --------------    --------------    --------------
                             ASSETS:
Investments, at value .....................................   $   277,846,665   $   88,350,047    $   48,128,276    $   39,791,496
                                                              ---------------   --------------    --------------    --------------
Total Investments (Cost $211,195,679; $78,066,246;
   $45,120,976; and $39,199,981, respectively) ............       277,846,665       88,350,047        48,128,276        39,791,496
Cash ......................................................                --               --             3,739           499,866
Interest and dividends receivable .........................           495,177          777,383             1,769            70,055
Receivable for capital shares issued ......................             5,894               --             7,368                --
Receivable for investments sold ...........................                --               --           204,761                --
Foreign currency (Cost $1,396,665) ........................                --               --                --         1,409,541
Prepaid expense and other .................................            21,092            9,356             5,793             2,119
                                                              ---------------   --------------    --------------    --------------
           Total Assets ...................................       278,368,828       89,136,786        48,351,706        41,773,077
                                                              ---------------   --------------    --------------    --------------
                           LIABILITIES:
Dividends payable .........................................           324,055          290,748                --           109,170
Payable for capital shares redeemed .......................             3,197            5,991            21,961                --
Payable for investments purchased .........................           149,040               --         2,073,326         1,486,735
Accrued expenses and other payables:
      Investment advisory fees ............................           122,963           38,890            40,832            32,130
      Administration fees .................................             9,376            2,975             1,555             1,303
      Distribution fees--Class A ..........................             5,496            3,023             1,711                34
      Distribution fees--Class B ..........................             6,976            3,351             3,996               169
      Accounting and transfer agent fees ..................            19,849           22,889            20,273            17,621
      Other ...............................................            17,493            8,939            11,615            34,195
                                                              ---------------   --------------    --------------    --------------
           Total Liabilities ..............................           658,445          376,806         2,175,269         1,681,357
                                                              ---------------   --------------    --------------    --------------
                           NET ASSETS:
Capital ...................................................       199,775,237       78,323,316        44,365,327        39,262,712
Undistributed net investment loss .........................                --               --          (685,092)         (117,516)
Net unrealized appreciation (depreciation) on investments .        66,650,986       10,283,801         3,007,300           587,997
Accumulated undistributed net realized gains (losses)
   on investment transactions and from foreign currency
   transactions ...........................................        11,284,160          152,863          (511,098)          358,527
                                                              ---------------   --------------    --------------    --------------
           Net Assets .....................................   $   277,710,383   $   88,759,980    $   46,176,437    $   40,091,720
                                                              ===============   ==============    ==============    ==============

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                      Statements of Assets and Liabilities
                                 March 31, 1997
                                   (Unaudited)

                                                                     Growth and                       Small Company   International
                                                                    Income Stock       Balanced           Growth          Equity
                                                                        Fund             Fund              Fund            Fund
                                                                    ------------     ------------     -------------   -------------
Net Assets
      Class A ..................................................    $ 25,289,683     $ 13,920,771     $  7,672,591     $    184,071
      Class B ..................................................       8,355,832        4,006,670        4,630,952          237,329
      Trust Class ..............................................     244,064,868       70,832,539       33,872,894       39,670,320
                                                                    ------------     ------------     ------------     ------------
           Total ...............................................    $277,710,383     $ 88,759,980     $ 46,176,437     $ 40,091,720
                                                                    ============     ============     ============     ============
Outstanding units of beneficial interest (shares)
      Class A ..................................................       1,582,072        1,162,856          478,084           17,851
      Class B ..................................................         524,090          336,073          291,756           23,023
      Trust Class ..............................................      15,239,246        5,928,831        2,096,294        3,844,622
                                                                    ------------     ------------     ------------     ------------
           Total ...............................................      17,345,408        7,427,760        2,866,134        3,885,496
                                                                    ============     ============     ============     ============
Net asset value
      Class A--redemption price per share ......................    $      15.99     $      11.97     $      16.05     $      10.31
      Class B--offering price per share* .......................    $      15.94     $      11.92     $      15.87     $      10.31
      Trust Class--offering and redemption price per share .....    $      16.02     $      11.95     $      16.16     $      10.32
                                                                    ============     ============     ============     ============
Maximum Sales Charge (Class A) .................................            4.50%            4.50%            4.50%            4.50%
                                                                    ============     ============     ============     ============
Maximum Offering Price (100%/ (100%-Maximum Sales Charge)
   of net asset value adjusted to nearest cent)
   per share--Class A ..........................................    $      16.74     $      12.53     $      16.81     $      10.80
                                                                    ============     ============     ============     ============

-------------
* Redemption price per share (Class B) varies by length of time shares are held.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                            Statements of Operations
                     For the six months ended March 31, 1997
                                   (Unaudited)


                                                                 U.S. Treasury  Short-Intermediate    Intermediate   North Carolina
                                                                 Money Market    U.S. Government    U.S. Government   Intermediate
                                                                     Fund         Income Fund          Bond Fund     Tax-Free Fund
                                                                 -------------  ------------------  ---------------  --------------
INVESTMENT INCOME:
Interest income .............................................     $ 6,067,466      $ 2,757,726        $ 4,290,735     $ 1,225,419
                                                                  -----------      -----------        -----------     -----------
           Total Income .....................................       6,067,466        2,757,726          4,290,735       1,225,419
                                                                  -----------      -----------        -----------     -----------
EXPENSES:
Investment advisory fees ....................................         460,072          246,765            387,994         149,605
Administration fees .........................................         230,036           82,074            129,354          49,868
Distribution fees--Class A ..................................          71,063           15,226             10,546          22,829
Distribution fees--Class B ..................................           7,226               --              2,092              --
Custodian and accounting fees ...............................          51,797           24,961             37,806          18,430
Legal and audit fees ........................................          18,663            7,830              9,439          10,512
Trustees' fees and expenses .................................           4,310            1,268              2,340             932
Transfer agent fees .........................................          43,148           25,068             37,104          23,208
Registration and filing fees ................................          18,561            5,580              8,910           2,599
Printing costs ..............................................          19,614            2,547              4,607           1,372
Other .......................................................           5,312            1,611              2,953             968
                                                                  -----------      -----------        -----------     -----------
           Gross Expenses ...................................         929,802          412,930            633,145         280,323
Expenses voluntarily reduced ................................         (42,638)         (49,187)           (69,801)        (53,997)
                                                                  -----------      -----------        -----------     -----------
           Total Expenses ...................................         887,164          363,743            563,344         226,326
                                                                  -----------      -----------        -----------     -----------
Net Investment Income .......................................       5,180,302        2,393,983          3,727,391         999,093
                                                                  -----------      -----------        -----------     -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains on investment transactions ...............             249          229,586             63,142           6,626
Net change in unrealized appreciation (depreciation) on
   investments ..............................................              --       (1,271,909)        (2,010,742)        624,529
                                                                  -----------      -----------        -----------     -----------
Net realized/unrealized gains (losses) on investments .......             249       (1,042,323)        (1,947,600)        631,155
                                                                  -----------      -----------        -----------     -----------

Change in net assets resulting from operations ..............     $ 5,180,551      $ 1,351,660        $ 1,779,791     $ 1,630,248
                                                                  ===========      ===========        ===========     ===========

                     See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                            Statements of Operations

                                   (Unaudited)

                                                                  Growth and                     Small Company       International
                                                                 Income Stock      Balanced          Growth             Equity
                                                                     Fund            Fund             Fund               Fund
                                                               ---------------   ------------    --------------    ----------------
                                                                   For the         For the           For the        For the period
                                                                  six months      six months        six months      January 2, 1997
                                                                    ended           ended             ended               to
                                                                  March 31,        March 31,         March 31,         March 31,
                                                                     1997            1997              1997            1997 (a)
                                                               ---------------   ------------    --------------    ----------------
INVESTMENT INCOME:
Interest income ............................................     $     59,466    $  1,632,990      $    185,300     $         --
Dividend income ............................................        3,447,818         623,996             5,923          161,066
Foreign tax withholding ....................................               --              --                --          (14,437)
                                                                 ------------    ------------      ------------     ------------
           Total Income ....................................        3,507,284       2,256,986           191,223          146,629
                                                                 ------------    ------------      ------------     ------------
EXPENSES:
Investment advisory fees ...................................          961,066         334,689           249,960           77,218
Administration fees ........................................          259,479          90,429            49,992           15,443
Distribution fees--Class A .................................           58,143          33,642            20,416              117
Distribution fees--Class B .................................           29,763          15,829            21,235              291
Custodian and accounting fees ..............................           56,319          31,218            36,980           37,952
Legal and audit fees .......................................           20,153           9,388             4,957            3,366
Organization costs .........................................               --              --             5,402            2,846
Trustees' fees and expenses ................................            4,322           1,653               986              299
Transfer agent fees ........................................           73,992          58,074            67,252           17,637
Registration and filing fees ...............................           14,585           5,162             5,302            3,700
Printing costs .............................................            9,592           3,457             1,776              468
Other ......................................................            5,226           1,902             1,185              173
                                                                 ------------    ------------      ------------     ------------
           Gross expenses ..................................        1,492,640         585,443           465,443          159,510
Expenses voluntarily reduced ...............................         (341,488)       (125,447)          (10,210)          (4,535)
                                                                 ------------    ------------      ------------     ------------
           Total expenses ..................................        1,151,152         459,996           455,233          154,975
                                                                 ------------    ------------      ------------     ------------
Net Investment Income (Loss) ...............................        2,356,132       1,796,990          (264,010)          (8,346)
                                                                 ------------    ------------      ------------     ------------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment transactions .....       11,763,826       1,038,908          (283,379)         244,479
Net realized gains from foreign currency transactions ......               --              --                --          114,048
Net change in unrealized appreciation (depreciation)
   on investments...........................................       19,084,547       1,734,681       (12,922,647)         591,515
Net change in unrealized (depreciation) from foreign
   currency transactions ...................................               --              --                --           (3,518)
                                                                 ------------    ------------      ------------     ------------
Net realized/unrealized gains (losses) on investments ......       30,848,373       2,773,589       (13,206,026)         946,524
                                                                 ------------    ------------      ------------     ------------
Change in net assets resulting from operations .............     $ 33,204,505    $  4,570,579      $(13,470,036)    $    938,178
                                                                 ============    ============      ============     ============

-------------
(a)  Period from commencement of operations.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                       Statements of Changes in Net Assets

                                                                     U.S. Treasury                      Short-Intermediate
                                                                      Money Market                        U.S. Government
                                                                          Fund                              Income Fund
                                                         ----------------------------------      --------------------------------
                                                             For the            For the              For the          For the
                                                           six months            year              six months          year
                                                              ended              ended                ended            ended
                                                            March 31,        September 30,          March 31,      September 30,
                                                              1997               1996                 1997             1996
                                                         ---------------   ----------------      ---------------  ---------------
                                                           (Unaudited)                             (Unaudited)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income .............................   $     5,180,302   $      8,394,161      $     2,393,983  $     3,335,263
   Net realized gains (losses) on investment
   transactions ......................................               249                 --              229,586         (162,759)
   Net change in unrealized depreciation
   on investments ....................................                --                 --           (1,271,909)        (686,269)
                                                         ---------------   ----------------      ---------------  ---------------
Change in net assets resulting from operations .......         5,180,551          8,394,161            1,351,660        2,486,235
                                                         ---------------   ----------------      ---------------  ---------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income ........................          (616,018)          (948,869)            (169,839)        (371,250)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income ........................           (25,531)           (19,543)(a)               --               --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
   From net investment income ........................        (4,538,753)        (7,425,749)          (2,224,144)      (2,964,013)
                                                         ---------------   ----------------      ---------------  ---------------
Change in net assets from shareholder distributions ..        (5,180,302)        (8,394,161)          (2,393,983)      (3,335,263)
                                                         ---------------   ----------------      ---------------  ---------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued .......................       170,221,410        449,946,776           40,514,247       32,001,311
   Dividends reinvested ..............................         1,273,602          1,721,604              747,221        1,448,084
   Cost of shares redeemed ...........................      (181,407,176)      (350,488,723)          (7,581,423)     (15,729,346)
                                                         ---------------   ----------------      ---------------  ---------------
Change in net assets from share transactions .........        (9,912,164)       101,179,657           33,680,045       17,720,049
                                                         ---------------   ----------------      ---------------  ---------------

Change in net assets .................................        (9,911,915)       101,179,657           32,637,722       16,871,021
NET ASSETS:
   Beginning of period ...............................       235,210,595        134,030,938           68,977,486       52,106,465
                                                         ---------------   ----------------      ---------------  ---------------
   End of period .....................................   $   225,298,680   $    235,210,595      $   101,615,208  $    68,977,486
                                                         ===============   ================      ===============  ===============
SHARE TRANSACTIONS:
   Issued ............................................       170,221,410        449,946,776            4,158,711        3,264,121
   Reinvested ........................................         1,273,602          1,721,604               76,343          146,965
   Redeemed ..........................................      (181,407,089)      (350,488,723)            (764,883)      (1,597,468)
                                                         ---------------   ----------------      ---------------  ---------------
Change in shares .....................................        (9,912,077)       101,179,657            3,470,171        1,813,618
                                                         ===============   ================      ===============  ===============

-------------
(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                      Statements of Changes in Net Assets

                                                                    Intermediate U.S.                      North Carolina
                                                                     Government Bond                   Intermediate Tax-Free
                                                                           Fund                                 Fund
                                                             ---------------------------------      -----------------------------
                                                                 For the            For the            For the         For the
                                                               six months             year            six months         year
                                                                  ended              ended              ended           ended
                                                                March 31,        September 30,         March 31,    September 30,
                                                                  1997               1996                1997            1996
                                                             ---------------   ---------------      -------------   -------------
                                                              (Unaudited)                            (Unaudited)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ..................................  $     3,727,391   $     6,313,924      $     999,093   $   1,322,554
   Net realized gains (losses) on investment transactions..           63,142          (725,469)             6,626         (47,072)
   Net change in unrealized appreciation (depreciation)
     on investments .......................................       (2,010,742)       (2,757,133)           624,529        (302,527)
                                                             ---------------   ---------------      -------------   -------------
Change in net assets resulting from operations ............        1,779,791         2,831,322          1,630,248         972,955
                                                             ---------------   ---------------      -------------   -------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income .............................         (118,362)         (247,352)          (174,273)       (322,468)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income .............................          (10,002)           (6,966)(a)             --              --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
   From net investment income .............................       (3,599,027)       (6,059,606)          (824,820)     (1,000,086)
                                                             ---------------   ---------------      -------------   -------------
Change in net assets from shareholder distributions .......       (3,727,391)       (6,313,924)          (999,093)     (1,322,554)
                                                             ---------------   ---------------      -------------   -------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ............................       20,868,198        66,845,451         39,948,023      11,820,669
   Dividends reinvested ...................................        2,355,848         4,689,472            140,304         268,478
   Cost of shares redeemed ................................      (13,100,884)      (28,159,031)        (6,293,570)    (10,843,225)
                                                             ---------------   ---------------      -------------   -------------
Change in net assets from share transactions ..............       10,123,162        43,375,892         33,794,757       1,245,922
                                                             ---------------   ---------------      -------------   -------------
Change in net assets ......................................        8,175,562        39,893,290         34,425,912         896,323
NET ASSETS:
   Beginning of period ....................................      123,645,111        83,751,821         37,704,254      36,807,931
                                                             ---------------   ---------------      -------------   -------------
   End of period ..........................................  $   131,820,673   $   123,645,111      $  72,130,166   $  37,704,254
                                                             ===============   ===============      =============   =============
SHARE TRANSACTIONS:
   Issued .................................................        2,143,529         6,757,431          3,950,741       1,171,335
   Reinvested .............................................          241,390           478,491             13,842          26,506
   Redeemed ...............................................       (1,346,047)       (2,876,321)          (519,896)     (1,071,579)
                                                             ---------------   ---------------      -------------   -------------
Change in shares ..........................................        1,038,872         4,359,601          3,444,687         126,262
                                                             ===============   ===============      =============   =============

-------------

(a)  From January 1, 1996 (commencement of operations) through September 30,
     1996.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                       Statements of Changes in Net Assets


                                                                   Growth and Income Stock                   Balanced
                                                                            Fund                               Fund
                                                            ------------------------------------   -------------------------------
                                                                For the            For the            For the         For the
                                                              six months             year            six months         year
                                                                 ended              ended              ended            ended
                                                               March 31,         September 30,        March 31,      September 30,
                                                                 1997                1996              1997              1996
                                                            --------------       ---------------   -------------    --------------
                                                             (Unaudited)                            (Unaudited)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income .................................  $   2,356,132      $   4,118,150      $  1,796,990    $   2,956,768
   Net realized gains on investment transactions .........     11,763,826          9,428,482         1,038,908        2,206,261
   Net change in unrealized appreciation on investments ..     19,084,547         24,542,390         1,734,681        3,503,931
                                                            --------------     --------------     -------------   --------------
Change in net assets resulting from operations ...........     33,204,505         38,089,022         4,570,579        8,666,960
                                                            --------------     --------------     -------------   --------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income ............................       (186,237)          (270,458)         (257,440)        (421,901)
   From net realized gains from investment transactions ..       (886,255)           (76,748)         (398,078)              --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income ............................        (28,175)           (19,098)(a)       (51,419)         (39,026)(a)
   From net realized gains from investment transactions ..       (206,225)                --           (88,738)              --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
   From net investment income ............................     (2,141,720)        (3,828,594)       (1,488,131)      (2,495,841)
   From net realized gains from investment transactions ..     (8,604,815)        (1,044,981)       (2,213,599)              --
                                                            --------------     --------------     -------------   --------------
Change in net assets from shareholder distributions ......    (12,053,427)        (5,239,879)       (4,497,405)      (2,956,768)
                                                            --------------     --------------     -------------   --------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ...........................     72,866,830         78,886,812        17,370,756       30,350,061
   Dividends reinvested ..................................      7,948,401          3,546,244         3,943,255        2,471,085
   Cost of shares redeemed ...............................    (53,743,915)       (42,239,195)      (16,795,800)     (13,413,504)
                                                            --------------     --------------     -------------   --------------
Change in net assets from share transactions .............     27,071,316         40,193,861         4,518,211       19,407,642
                                                            --------------     --------------     -------------   --------------
Change in net assets .....................................     48,222,394         73,043,004         4,591,385       25,117,834
NET ASSETS:
   Beginning of period ...................................    229,487,989        156,444,985        84,168,595       59,050,761
                                                            --------------     --------------     -------------   --------------
   End of period .........................................  $ 277,710,383      $ 229,487,989      $ 88,759,980    $  84,168,595
                                                            ==============     ==============     =============   ==============
SHARE TRANSACTIONS:
   Issued ................................................      4,527,570          5,587,933         1,426,573        2,636,434
   Reinvested ............................................        502,752            252,319           326,131          214,800
   Redeemed ..............................................     (2,644,838)        (2,926,808)       (1,375,704)      (1,159,914)
                                                            --------------     --------------     -------------   --------------
Change in shares .........................................      2,385,484          2,913,444           377,000        1,691,320
                                                            ==============     ==============     =============   ==============

-------------
(a) From January 1, 1996 (commencement of operations) through September 30,
    1996.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                      Statements of Changes in Net Assets

                                                                                       Small Company            International
                                                                                        Growth Fund              Equity Fund
                                                                               ------------------------------  ----------------
                                                                                 For the          For the       For the period
                                                                               six months           year       January 2, 1997
                                                                                  ended            ended              to
                                                                                March 31,       September 30,     March 31,
                                                                                  1997              1996           1997(a)
                                                                               ------------     -------------  ----------------
                                                                               (Unaudited)                       (Unaudited)
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment loss ....................................................... $   (264,010)    $   (328,819)    $     (8,346)
   Net realized gains (losses) on investment transactions ....................     (283,379)          90,971          244,479
   Net realized gains from foreign currency transactions .....................           --               --          114,048
   Net change in unrealized appreciation (depreciation) on investments .......  (12,922,647)      12,148,737          591,515
   Net change in unrealized appreciation from foreign currency transactions...           --               --           (3,518)
                                                                               ------------     ------------     ------------
Change in net assets resulting from operations ...............................  (13,470,036)      11,910,889          938,178
                                                                               ------------     ------------     ------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
   From net investment income ................................................           --               --             (449)
   From net realized gains from investment transactions ......................       (8,888)              --               --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
   From net investment income ................................................           --               --             (381)
   From net realized gains from investment transactions ......................      (40,857)              --               --
DISTRIBUTIONS TO TRUST CLASS SHAREHOLDERS:
   From net investment income ................................................           --               --         (108,340)
   From net realized gains from investment transactions ......................       (4,428)              --               --
                                                                               ------------     ------------     ------------
Change in net assets from shareholder distributions ..........................      (54,173)              --         (109,170)
                                                                               ------------     ------------     ------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ...............................................   25,350,764       22,938,972       39,669,549
   Dividends reinvested ......................................................       40,219               --               --
   Cost of shares redeemed ...................................................  (12,675,737)      (5,922,093)        (406,837)
                                                                               ------------     ------------     ------------
Change in net assets from share transactions .................................   12,715,246       17,016,879       39,262,712
                                                                               ------------     ------------     ------------
Change in net assets .........................................................     (808,963)      28,927,768       40,091,720
NET ASSETS:
   Beginning of period .......................................................   46,985,400       18,057,632               --
                                                                               ------------     ------------     ------------
   End of period ............................................................. $ 46,176,437     $ 46,985,400     $ 40,091,720
                                                                               ============     ============     ============
SHARE TRANSACTIONS:
   Issued ....................................................................    1,296,974        1,298,090        3,924,919
   Reinvested ................................................................        2,037               --               --
   Redeemed ..................................................................     (655,209)        (315,568)         (39,423)
                                                                               ------------     ------------     ------------
Change in shares .............................................................      643,802          982,522        3,885,496
                                                                               ============     ============     ============

------------
(a)  Period from commencement of operations.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                               U.S. TREASURY MONEY MARKET FUND






                        Schedule of Portfolio Investments
                                 March 31, 1997
                                   (Unaudited)

  Principal                     Security                    Amortized
    Amount                     Description                     Cost
---------------   --------------------------------------  ---------------
U.S. Treasury Bills (56.3%):
$    8,000,000    4/3/97...............................   $     7,997,756
     8,000,000    4/10/97..............................         7,989,940
     8,000,000    4/17/97..............................         7,982,044
     8,000,000    5/1/97...............................         7,966,800
     8,000,000    5/8/97...............................         7,959,053
     8,000,000    5/15/97..............................         7,951,013
     8,000,000    5/22/97..............................         7,942,823
    16,000,000    5/29/97..............................        15,869,629
     8,000,000    6/5/97...............................         7,927,128
     8,000,000    6/12/97..............................         7,919,040
     8,000,000    6/26/97..............................         7,903,011
     8,000,000    7/3/97...............................         7,896,048
     8,000,000    7/24/97..............................         7,872,193
     8,000,000    8/7/97...............................         7,858,631
     8,000,000    8/21/97..............................         7,837,173
                                                          ---------------
       Total U.S. Treasury Bills                              126,872,282
                                                          ---------------

Repurchase Agreements (44.1%):
$   40,000,000    FirstBoston, 6.40%, 4/1/97
                     (Collateralized by 40,000,000
                     U.S. Treasury Bills, 5.36%,
                     4/1/97, market value --
                     $40,803,189)......................   $    40,000,000
    25,000,000    Lehman Brothers, 5.45%, 4/1/97
                     (Collateralized by 24,910,000
                     U.S. Treasury Bonds, 7.25%,
                     8/15/22, market value --
                     $25,510,945)......................        25,000,000
    34,365,617    NationsBank, 6.38%, 4/1/97
                     (Collateralized by 24,750,000
                     U.S. Treasury Bonds, 11.25%,
                     2/15/15, market value --
                     $35,158,589)......................        34,365,617
                                                          ---------------
     Total Repurchase Agreements                               99,365,617
                                                          ---------------
     Total (Cost--$226,237,899)(a)                        $   226,237,899
                                                          ===============

-----------------
Percentages indicated are based on net assets of $225,298,680.

(a)  Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                        Schedule of Portfolio Investments
                                 March 31, 1997
                                  (Unaudited)

   Shares
     or
 Principal                 Security                 Market
   Amount                 Description                Value
-------------   -------------------------------- --------------
Corporate Bonds (4.9%):
Automotive (1.9%):
$  2,000,000    Ford Motor Credit, 6.38%,
                   10/6/00.....................  $   1,960,000
Banking (3.0%):
   3,000,000    Suntrust Banks, 7.33%, 7/1/02..      3,022,500
                                                 --------------
     Total Corporate Bonds                           4,982,500
                                                 --------------
Pass-through Mortgage Securities (17.7%):
Federal Home Loan Mortgage Corp.:
   2,806,310    5.50%, 8/1/00, Pool # M80285...      2,697,566
   2,909,695    6.00%, 10/1/00, Pool # G40018..      2,824,209
   3,156,260    6.00%, 11/1/00, Pool # G40168..      3,026,065
Federal National Mortgage Assoc.:
   2,002,666    7.00%, 6/1/08, Pool # 50751....      1,976,371
   2,871,612    7.50%, 12/1/08, Pool # 190611..      2,891,340
   2,510,765    6.00%, 4/1/09, Pool # 190759...      2,373,452
   2,295,874    6.50%, 4/1/09, Pool # 250009...      2,220,523
                                                 --------------
     Total Pass-through Mortgage Securities         18,009,526
                                                 --------------
U.S. Government Agencies (2.9%):
Federal Home Loan Bank:
$  3,000,000    6.17%, 3/8/01 .................  $   2,922,390
                                                 --------------
     Total U.S. Government Agencies                  2,922,390
                                                 --------------
U.S. Treasury Notes (72.3%):
   7,250,000    8.88%, 11/15/97................      7,378,035
  10,000,000    7.25%, 2/15/98.................     10,098,500
   8,000,000    8.25%, 7/15/98.................      8,196,880
  10,500,000    5.75%, 12/31/98................     10,394,160
  10,500,000    6.50%, 4/30/99.................     10,511,339
   8,000,000    8.00%, 8/15/99.................      8,251,760
   7,000,000    6.75%, 4/30/00.................      7,020,580
   8,000,000    6.38%, 8/15/02.................      7,857,200
   4,000,000    5.88%, 11/15/05................      3,726,520
                                                 --------------
     Total U.S. Treasury Notes                      73,434,974
                                                 --------------
Investment Companies (1.2%):
   1,268,036    Provident Federal Fund.........      1,268,036
                                                 --------------
     Total Investment Companies                      1,268,036
                                                 --------------
     Total (Cost--$102,434,473)(a)                $ 100,617,426
                                                 ==============

------------
Percentages indicated are based on net assets of $101,615,208.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:
               Unrealized appreciation ..............  $   119,831
               Unrealized depreciation ..............   (1,936,878)
                                                       ------------
               Net unrealized depreciation ..........  $(1,817,047)
                                                       ============


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                    INTERMEDIATE U.S. GOVERNMENT BOND FUND



                        Schedule of Portfolio Investments
                                 March 31, 1997
                                  (Unaudited)

   Shares
     or
 Principal                 Security                 Market
   Amount                 Description                Value
-------------   -------------------------------- --------------
Corporate Bonds (6.8%):
Automotive (3.0%):
$  4,000,000    Ford Motor Credit, 6.38%,
                   10/6/00.....................  $   3,920,000
Banking (3.8%):
   5,000,000    Suntrust Banks, 7.33%, 7/1/02..      5,037,500
                                                 --------------
     Total Corporate Bonds                           8,957,500
                                                 --------------
Pass-through Mortgage Securities (16.5%):
Federal Home Loan Mortgage Corp.:
   2,520,418    7.50%, 7/1/07, Pool # E00108...      2,534,583
Federal National Mortgage Assoc.:
   5,008,972    6.00%, 6/1/08, Pool # 124885...      4,763,182
   3,719,237    7.00%, 6/1/08, Pool # 50751....      3,670,403
   3,511,465    7.00%, 4/1/24, Pool # 250005...      3,369,883
Government National Mortgage Assoc.:
   3,546,187    7.50%, 3/15/23, Pool # 342553..      3,491,859
   4,161,452    7.00%, 8/15/23, Pool # 354627..      3,989,792
                                                 --------------
     Total Pass-through Mortgage Securities         21,819,702
                                                 --------------
U.S. Government Agencies (3.9%):
Federal Home Loan Bank:
   2,000,000    8.38%, 10/25/99 ...............      2,084,780
   3,000,000    7.36%, 7/1/04 .................      3,051,210
                                                 --------------
     Total U.S. Government Agencies                  5,135,990
                                                 --------------
U.S. Treasury Bonds (7.7%):
$  3,000,000    12.00%, 5/15/05................  $   3,932,430
   6,000,000    7.50%, 11/15/16................      6,176,580
                                                 --------------
     Total U.S. Treasury Bonds                      10,109,010
                                                 --------------
U.S. Treasury Notes (63.1%):
  11,000,000    5.00%, 1/31/99.................     10,740,180
  10,000,000    6.88%, 7/31/99.................     10,074,300
   7,000,000    7.88%, 8/15/01.................      7,293,860
   8,000,000    6.38%, 8/15/02.................      7,857,200
  12,000,000    6.25%, 2/15/03.................     11,681,520
  12,500,000    7.25%, 8/15/04.................     12,754,500
  14,000,000    5.88%, 11/15/05................     13,042,820
  10,000,000    6.50%, 10/15/06................      9,690,100
                                                 --------------
     Total U.S. Treasury Notes                      83,134,480
                                                 --------------
Investment Companies (1.1%):
   1,447,687    Provident Federal Fund.........      1,447,687
                                                 --------------
     Total Investment Companies                      1,447,687
                                                 --------------
     Total (Cost--$134,149,391)(a)               $ 130,604,369
                                                 ==============

------------
Percentages indicated are based on net assets of $131,820,673.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:


              Unrealized appreciation ................  $   312,958
              Unrealized depreciation ................   (3,857,980)
                                                        ============
              Net unrealized depreciation ............  $(3,545,022)
                                                        ============


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND



                        Schedule of Portfolio Investments
                                 March 31, 1997
                                  (Unaudited)


  Shares
    or
 Principal                                                    Security                                                Market
  Amount                                                    Description                                               Value
------------  ---------------------------------------------------------------------------------------------------- -------------
Municipal Bonds (97.4%):
General Obligation Bonds (87.1%):
$ 1,200,000   Asheville, North Carolina, 6.00%, 3/1/01 ..........................................................  $  1,256,999
    500,000   Asheville, North Carolina, 4.80%, 6/1/06 ..........................................................       481,875
    470,000   Buncombe County, North Carolina, 5.00%, 3/1/00 ....................................................       477,050
    500,000   Buncombe County, North Carolina, 5.00%, 3/1/01 ....................................................       506,875
    300,000   Buncombe County, North Carolina, 5.00%, 3/1/02 ....................................................       304,125
    500,000   Buncombe County, North Carolina, 5.00%, 3/1/03 ....................................................       504,375
    850,000   Buncombe County, North Carolina, 5.10%, 3/1/04 ....................................................       860,625
    500,000   Buncombe County, North Carolina, 5.80%, 2/1/05, Callable 2/1/04 @ 100.5*...........................       524,375
  1,000,000   Buncombe County, North Carolina, 5.10%, 3/1/07 ....................................................     1,002,500
    750,000   Burke County, North Carolina, 6.25%, 3/1/99 .......................................................       775,313
    500,000   Burke County, North Carolina, 6.30%, 3/1/01 .......................................................       525,625
  1,500,000   Cabarus County, North Carolina, 5.30%, 2/1/13, Callable 2/1/07 @ 102*..............................     1,454,999
    500,000   Cary, North Carolina, 5.50%, 2/1/99 ...............................................................       510,625
  1,000,000   Cary, North Carolina, 5.50%, 2/1/01 ...............................................................     1,027,500
    500,000   Catawba County, North Carolina, 5.70%, 6/1/06, Callable 6/1/04 @ 101*..............................       521,875
    825,000   Charlotte, North Carolina, 6.40%, 2/1/99 ..........................................................       853,875
  1,000,000   Charlotte, North Carolina, 6.20%, 6/1/01 ..........................................................     1,054,999
    395,000   Charlotte, North Carolina, 5.20%, 7/1/01 ..........................................................       403,888
    250,000   Charlotte, North Carolina, 5.25%, 7/1/03, Callable 7/1/02 @ 100.5*.................................       256,875
    600,000   Charlotte, North Carolina, 5.70%, 2/1/06, Callable 2/1/04 @ 101*...................................       629,250
  1,000,000   Charlotte, North Carolina, 5.30%, 4/1/10, Callable 4/1/05 @ 102*...................................       998,750
    500,000   Chatham County, North Carolina, 5.40%, 4/1/11, Callable 4/1/06 @ 102*..............................       490,000
    275,000   Cleveland County, North Carolina, 7.10%, 6/1/99 ...................................................       289,781
    600,000   Cleveland County, North Carolina, 5.10%, 6/1/03 ...................................................       602,250
    400,000   Concord, North Carolina, 5.10%, 12/1/01 ...........................................................       406,000
  1,000,000   Craven County, North Carolina, 5.50%, 6/1/07, Callable 6/1/06 @ 100.5*.............................     1,025,000
    500,000   Craven County, North Carolina, 5.50%, 6/1/09, Callable 6/1/06 @ 102................................       505,625
    500,000   Durham & Wake Counties, 5.75%, 4/1/02 .............................................................       523,750
    400,000   Durham County, North Carolina, 5.20%, 3/1/01 ......................................................       408,000
    500,000   Durham County, North Carolina, 5.40%, 2/1/02 ......................................................       514,375
    250,000   Durham County, North Carolina, 5.20%, 3/1/03, Callable 3/1/02 @ 100.5*.............................       255,313
    340,000   Durham County, North Carolina, 5.20%, 3/1/05, Callable 3/1/02 @101.50*.............................       345,100
  1,000,000   Durham, North Carolina, 4.90%, 2/1/04 .............................................................       993,750
    500,000   Durham, North Carolina, 5.00%, 2/1/05 .............................................................       496,875
  1,000,000   Fayetteville, North Carolina, 4.80%, 5/1/05, Callable 5/1/03 @ 101.................................       972,500
    500,000   Fayetteville, North Carolina, 6.50%, 3/1/14, Callable 3/1/00 @ 102*................................       533,750
  1,000,000   Forsyth County, North Carolina, 5.20%, 6/1/02 .....................................................     1,022,500
    500,000   Forsyth County, North Carolina, 5.60%, 8/1/03, Callable 8/1/02 @ 100.5*............................       521,875
    500,000   Forsyth County, North Carolina, 6.20%, 3/1/04, Callable 3/1/01 @ 101.5*............................       531,875
    265,000   Forsyth County, North Carolina, 5.40%, 6/1/04, Callable 6/1/02 @ 101*..............................       271,956
    500,000   Gaston County, North Carolina, 5.00%, 3/1/08, Callable 3/1/06 @ 101................................       486,250
    450,000   Goldsboro, North Carolina, 4.90%, 6/1/99 ..........................................................       453,938
    500,000   Goldsboro, North Carolina, 4.90%, 6/1/01 ..........................................................       500,000


                                    Continued

                          [LOGO OF BB&T APPEARS HERE]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND





                 Schedule of Portfolio Investments, Continued
                                 March 31, 1997
                                  (Unaudited)

  Shares
    or
 Principal                                                    Security                                                Market
  Amount                                                    Description                                               Value
------------  ---------------------------------------------------------------------------------------------------- -------------
Municipal Bonds, continued:
General Obligation Bonds, continued:
$   550,000   Greensboro, North Carolina, 6.00%, 3/1/98 .........................................................  $    560,313
    500,000   Greensboro, North Carolina, 5.40%, 4/1/02 .........................................................       512,500
  1,000,000   Guilford County, North Carolina, 4.80%, 4/1/99 ....................................................     1,007,500
    890,000   Henderson County, North Carolina, 6.50%, 6/1/01 ...................................................       942,288
    555,000   Hickory, North Carolina, 6.50%, 5/1/99 ............................................................       577,894
    600,000   Hickory, North Carolina, 6.50%, 5/1/01 ............................................................       635,250
    680,000   High Point, North Carolina, 4.40%, 4/1/02 .........................................................       661,300
    500,000   Lee County, North Carolina, 5.50%, 2/1/00 .........................................................       512,500
    250,000   Lee County, North Carolina, 5.60%, 2/1/03, Callable 2/1/01 @ 100.5*................................       256,875
  1,000,000   Lincoln County, North Carolina, 4.70%, 6/1/01 .....................................................     1,001,250
  1,000,000   Lincoln County, North Carolina, 4.80%, 6/1/04 .....................................................       988,750
    700,000   Mecklenburg County, North Carolina, 5.75%, 3/1/03, Callable 3/1/02 @ 100.50*.......................       733,250
  1,000,000   Mecklenburg County, North Carolina, 5.40%, 4/1/03 .................................................     1,034,999
    800,000   Mecklenburg County, North Carolina, 4.80%, 3/1/07, Callable 3/1/06 @ 100.5*........................       784,000
  1,000,000   Mecklenburg County, North Carolina, 5.00%, 4/1/08 .................................................       991,250
  1,500,000   Mecklenburg County, North Carolina, 5.50%, 4/1/11, Callable 4/1/04 @ 102*..........................     1,520,624
    500,000   Moore County, North Carolina, 4.75%, 6/1/03 .......................................................       493,750
    500,000   New Hanover County, North Carolina, 4.30%, 1/1/02 .................................................       488,125
  1,000,000   New Hanover County, North Carolina, 4.50%, 9/1/03 .................................................       972,500
    625,000   New Hanover County, North Carolina, 5.30%, 5/1/09, Callable 5/1/06 @ 101.5*........................       620,313
  1,500,000   North Carolina State, 5.75%, 3/1/98 ...............................................................     1,526,969
    815,000   North Carolina State, 5.60%, 4/1/00 ...............................................................       840,469
  1,000,000   North Carolina State, 4.70%, 2/1/01 ...............................................................     1,001,250
    250,000   North Carolina State, 6.10%, 3/1/03, Callable 3/1/02 @ 100.5*......................................       264,688
  1,000,000   North Carolina State, 4.70%, 2/1/06, Callable 2/1/04 @ 101*........................................       965,000
  1,000,000   North Carolina State, 5.10%, 6/1/09, Callable 6/1/06 @ 101.50......................................       983,750
    670,000   Orange County, North Carolina, 5.10%, 6/1/00 ......................................................       681,725
    500,000   Orange County, North Carolina, 5.10%, 6/1/06, Callable 6/1/03 @ 101.5*.............................       498,125
    500,000   Orange County, North Carolina, 5.10%, 6/1/07, Callable 6/1/03 @ 102*...............................       496,250
  1,000,000   Pitt County, North Carolina, 4.80%, 2/1/00 ........................................................     1,005,000
    965,000   Raleigh, North Carolina, 6.30%, 3/1/99 ............................................................     1,001,188
    500,000   Raleigh, North Carolina, 5.00%, 2/1/08, Callable 2/1/00 @ 102*.....................................       492,500
    250,000   Robeson County, North Carolina, 6.25%, 3/1/01, Callable 3/1/98 @ 101.5*............................       256,703
    500,000   Rocky Mount, North Carolina, 6.10%, 5/1/03, Callable 5/1/02 @ 100.5*...............................       525,000
    625,000   Rowan County, North Carolina, 5.50%, 4/1/04 .......................................................       645,313
    700,000   Rowan County, North Carolina, 5.50%, 4/1/05 .......................................................       721,000
    225,000   Rowan County, North Carolina, 5.50%, 2/1/07, Callable 2/1/06 @ 100.5*..............................       231,188
  1,000,000   Surry County, North Carolina, 6.25%, 4/1/00 .......................................................     1,042,499
    500,000   Surry County, North Carolina, 6.25%, 4/1/01 .......................................................       525,000
    200,000   Union County, North Carolina, 5.80%, 3/1/05, Callable 3/1/02 @ 101.5*..............................       207,500
    200,000   Wake County, North Carolina, 6.50%, 2/1/00, Callable 2/1/99 @ 100.5*...............................       208,250
    500,000   Wake County, North Carolina, 4.40%, 4/1/01 ........................................................       496,875
  1,000,000   Wake County, North Carolina, 4.50%, 4/1/03 ........................................................       987,500


                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                 March 31, 1997
                                  (Unaudited)

  Shares
    or
 Principal                                                    Security                                                     Market
  Amount                                                    Description                                                    Value
------------  --------------------------------------------------------------------------------------------------------- ------------
Municipal Bonds, continued:
General Obligation Bonds, continued:
$   510,000   Wayne County, North Carolina, 4.80%, 4/1/02 ............................................................  $    504,263
  1,000,000   Wayne County, North Carolina, 4.80%, 4/1/03 ............................................................       991,250
    500,000   Wilkes County, North Carolina, 5.00%, 6/1/01 ...........................................................       501,875
    500,000   Wilkes County, North Carolina, 5.00%, 6/1/02 ...........................................................       500,000
  1,000,000   Wilmington, North Carolina, 4.60%, 3/1/02 ..............................................................       985,000
    250,000   Winston Salem, North Carolina, 6.50%, 6/1/98 ...........................................................       256,875
    505,000   Winston Salem, North Carolina, 6.50%, 6/1/99 ...........................................................       527,725
    200,000   Winston Salem, North Carolina, 6.40%, 6/1/02, Callable 6/1/01 @ 102*....................................       215,250
    350,000   Winston Salem, North Carolina, 6.25%, 4/1/07 , Callable 4/1/02 @ 102*...................................       372,313
                                                                                                                        ------------
                                                                                                                          62,836,360
                                                                                                                        ------------
Health Care Bonds (9.0%):
    650,000   Charlotte Mecklenburg Hospital Revenue, 5.70%, 1/1/01 ..................................................       674,375
    500,000   Charlotte Mecklenburg Hospital Revenue, 5.90%, 1/1/02 ..................................................       523,125
    300,000   Charlotte-Mecklenburg Hospital Revenue, 6.00%, 1/1/03, Callable 1/1/02 @ 102*...........................       315,750
    550,000   North Carolina Medical Care Commission, Presbyterian Health Service Project, 4.90%, 10/1/01 ............       550,000
    250,000   North Carolina Medical Care Commission, Presbyterian Hospital Project, 6.80%, 10/1/99 ..................       263,438
    400,000   North Carolina Medical Care Commission, Presbyterian Hospital Services, 5.70%, 10/1/04, Callable
                 10/01/02 @ 102*......................................................................................       414,000
    600,000   North Carolina Medical Care Commission, Rex Hospital, 4.70%, 6/1/98 ....................................       601,500
  1,000,000   North Carolina Medical Care Community Hospital, Wake County Hospital System, 5.00%, 10/1/10 , Callable
                 10/1/07 @ 102*.......................................................................................       943,750
    250,000   North Carolina Medical Care, Carolina Medicorp Project, 5.10%, 5/1/01 ..................................       252,188
  1,000,000   Pitt County North Carolina Revenue, Memorial Hospital, 5.50%, 12/1/15 , Callable @ 12/1/05*.............       956,250
  1,000,000   University of North Carolina, University Hospital Revenue, 4.75%, 2/15/06 ..............................       966,250
                                                                                                                        ------------
                                                                                                                           6,460,626
                                                                                                                        ------------
Housing Bonds (0.6%):
    280,000   North Carolina Finance Agency, 5.65%, 9/1/02 ...........................................................       289,450
    160,000   North Carolina Housing Finance Agency, 6.35%, 9/1/04 , Callable 9/1/02 @ 102*...........................       166,000
                                                                                                                        ------------
                                                                                                                             455,450
                                                                                                                        ------------
Utility Bonds (0.7%):
    500,000   Asheville, North Carolina Water and Sewer Revenue, 5.30%, 8/1/09, Callable 8/1/06 @ 102*................       500,000
                                                                                                                        ------------
     Total Municipal Bonds                                                                                                70,252,436
                                                                                                                        ------------
Investment Companies (3.0%):
  2,134,611   Compass Capital Funds North Carolina Municipal Money Market Portfolio...................................     2,134,610
                                                                                                                        ------------
     Total Investment Companies                                                                                            2,134,610
                                                                                                                        ------------
     Total (Cost--$71,656,694)(a)                                                                                       $ 72,387,046
                                                                                                                        ============

------------
Percentages indicated are based on net assets of $72,130,166.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:


         Unrealized appreciation .................  $ 1,128,214
         Unrealized depreciation .................     (397,862)
                                                    ------------
         Net unrealized appreciation .............  $   730,352
                                                    ============

* Additional put and demand features exist allowing the Fund to require the purchase of the instrument within variable time periods including daily, weekly, monthly, or semiannually.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                                    GROWTH AND INCOME STOCK FUND



                        Schedule of Portfolio Investments
                                 March 31, 1997
                                  (Unaudited)

  Shares
    or
 Principal                Security                  Market
  Amount                 Description                 Value
------------  ---------------------------------- -------------
Common Stocks (96.2%):
Apparel (1.1%):
     46,600   V.F. Corp........................  $   3,116,375
                                                 -------------
Banks (5.8%):
     91,800   Barnett Banks, Inc...............      4,268,700
     48,350   J. P. Morgan & Co................      4,750,388
     59,500   Old Kent Financial Corp..........      2,803,938
     79,400   Wachovia Corp....................      4,327,300
                                                 -------------
                                                    16,150,326
                                                 -------------
Beverages (2.0%):
    133,400   Anheuser-Busch Co................      5,619,474
                                                 -------------
Business Equipment & Services (2.7%):
     86,400   John H. Harland Co...............      2,052,000
     91,800   Pitney Bowes, Inc................      5,393,250
                                                 -------------
                                                     7,445,250
                                                 -------------
Chemicals (3.9%):
     77,700   Air Products & Chemicals, Inc....      5,273,888
     22,100   Great Lakes Chemical Corp........      1,016,600
     72,100   Vulcan Materials Co..............      4,677,488
                                                 -------------
                                                    10,967,976
                                                 -------------
Communications Equipment (2.9%):
     96,200   Harris Corp......................      7,395,374
      2,430   Lucent Technologies, Inc.........        562,368
                                                 -------------
                                                     7,957,742
                                                 -------------
Computers (3.4%):
    103,000   Hewlett Packard Co...............      5,484,750
     17,100   Honeywell, Inc...................      1,160,663
     20,700   IBM Corp.........................      2,843,663
                                                 -------------
                                                     9,489,076
                                                 -------------
Construction Materials (0.7%):
     38,400   PPG Industries...................      2,073,600
                                                 -------------
Containers (1.6%):
    123,100   Ball Corp........................      3,262,150
     40,750   Sonoco Products Co...............      1,100,250
                                                 -------------
                                                     4,362,400
                                                 -------------
Defense (1.9%):
     62,800   Lockheed Martin Corp.............      5,275,200
                                                 -------------
Electrical Equipment (1.7%):
    106,800   Emerson Electric.................      4,806,000
                                                 -------------
Electronic Components (1.5%):
     72,500   Avnet, Inc.......................      4,087,188
                                                 -------------
Electronic Instruments (1.1%):
     59,300   Tektronix, Inc.(b)...............  $   2,994,650
                                                 -------------
Food & Related (3.7%):
    138,400   Dean Foods Co....................      4,792,100
    188,700   SUPERVALU, Inc...................      5,613,824
                                                 -------------
                                                    10,405,924
                                                 -------------
Forest & Paper Products (1.8%):
    110,900   Weyerhaeuser Co..................      4,948,913
                                                 -------------
Health Care (2.8%):
     62,000   Abbott Laboratories..............      3,479,750
     47,900   Glaxo Holdings ADR...............      1,694,463
     47,000   Johnson & Johnson................      2,485,125
                                                 -------------
                                                     7,659,338
                                                 -------------
Household Products (1.8%):
     27,250   Unilever NV, New York Shares.....      5,075,313
                                                 -------------
Household--Major Appliances (0.8%):
     49,200   Whirlpool Corp...................      2,343,150
                                                 -------------
Insurance (2.9%):
     55,650   Aon Corp.........................      3,408,563
     88,300   Lincoln National Corp............      4,724,050
                                                 -------------
                                                     8,132,613
                                                 -------------
Insurance--Property & Casualty (3.4%):
    192,200   SAFECO Corp......................      7,687,999
     27,000   Saint Paul Companies, Inc........      1,751,625
                                                 -------------
                                                     9,439,624
                                                 -------------
Leisure Time Industry (1.3%):
    136,350   Hasbro, Inc......................      3,732,581
                                                 -------------
Manufacturing (1.1%):
     69,000   Parker Hannifin Corp.............      2,949,750
                                                 -------------
Medical Equipment & Supplies (1.3%):
     87,400   Mallinckrodt Inc.................      3,594,325
                                                 -------------
Metal Fabrication (1.4%):
    123,500   Trinity Industries...............      3,751,313
                                                 -------------
Metals (0.9%):
     33,500   Phelps Dodge Corp................      2,449,688
                                                 -------------
Motor Vehicles (1.2%):
    108,900   Ford Motor Co....................      3,416,738
                                                 -------------
Multiple Industry (1.4%):
     84,900   Corning Glass....................      3,767,438
                                                 -------------

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

GROWTH AND INCOME STOCK FUND

                                 March 31, 1997
                                  (Unaudited)


  Shares
    or
 Principal                Security                  Market
  Amount                 Description                 Value
------------  ---------------------------------- --------------
Common Stocks, continued:
Petroleum (8.7%):
     74,200   Ashland, Inc.....................  $   2,986,550
     78,200   Chevron Corp., Inc...............      5,444,675
     30,600   Mobil Corp.......................      3,997,125
    155,200   Phillips Petroleum Co............      6,343,799
     30,650   Royal Dutch Petroleum Co.........      5,363,750
                                                 --------------
                                                    24,135,899
                                                 --------------
Pharmaceuticals (6.2%):
    111,600   Bristol Myers Squibb Co..........      6,584,399
     74,100   Rhone-Poulenc Rorer..............      5,483,400
     70,100   Schering Plough Corp.............      5,099,775
                                                 --------------
                                                    17,167,574
                                                 --------------
Photographic Equipment (0.4%):
     14,000   Eastman Kodak Co.................      1,062,250
                                                 --------------
Publishing (3.6%):
     68,000   American Greetings...............      2,171,750
     55,000   Houghton Mifflin Co..............      2,970,000
     88,400   Lee Enterprises..................      2,143,700
     93,700   Media General, Inc...............      2,658,738
                                                 --------------
                                                     9,944,188
                                                 --------------
Railroad (0.6%):
     33,000   CSX Corp.........................      1,534,500
                                                 --------------
Restaurants (0.6%):
    130,000   Bob Evans Farms..................      1,787,500
                                                 --------------
Retail (3.7%):
    124,000   American Stores Co...............      5,518,000
    106,281   Limited, Inc.....................      1,952,913
     59,500   May Department Stores Co.........      2,707,250
                                                 --------------
                                                    10,178,163
                                                 --------------
Securities Brokers & Dealers (1.6%):
    140,175   AG Edwards.......................      4,310,381
                                                 --------------
Tobacco (2.1%):
     25,200   Philip Morris Cos., Inc..........  $   2,875,950
    110,600   U.S.T. Inc.......................      3,082,975
                                                 --------------
                                                     5,958,925
                                                 --------------
Trucking & Shipping (0.9%):
     91,500   Alexander & Baldwin..............      2,367,563
                                                 --------------
Utilities--Electric (4.4%):
     92,700   FPL Group, Inc...................      4,090,388
     68,000   Public Service Co. of Colorado...      2,635,000
    186,000   Western Resources, Inc...........      5,580,000
                                                 --------------
                                                    12,305,388
                                                 --------------
Utilities--Gas (2.5%):
     52,400   Consolidated Natural Gas Co......      2,639,650
    136,800   NICOR, Inc.......................      4,377,600
                                                 --------------
                                                     7,017,250
                                                 --------------
Utilities--Telephone (4.8%):
     62,500   AT&T Corp........................      2,171,875
    107,200   SBC Communications Inc...........      5,641,399
    123,200   Sprint Corp......................      5,605,600
                                                 --------------
                                                    13,418,874
                                                 --------------
     Total Common Stocks                           267,200,420
                                                 --------------
U.S. Government Agencies (1.8%):
Federal Home Loan Banks:
$ 5,000,000   0.00%, 4/14/97...................      4,989,450
                                                 --------------
     Total U.S. Government Agencies                  4,989,450
                                                 --------------
Investment Companies (2.0%):
  5,656,796   Provident Federal Fund...........      5,656,795
                                                 --------------
     Total Investment Companies                      5,656,795
                                                 --------------
     Total (Cost--$211,195,679)(a)               $ 277,846,665
                                                 ==============

------------
Percentages indicated are based on net assets of $277,710,383.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:


         Unrealized appreciation ................  $ 69,489,357
         Unrealized depreciation ................    (2,838,371)
                                                   =============
         Net unrealized appreciation ............  $ 66,650,986
                                                   =============

(b)  Represents non-income producing securities.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                                                   BALANCED FUND




                        Schedule of Portfolio Investments
                                 March 31, 1997
                                   (Unaudited)

   Shares
     or
  Principal                     Security                       Market
   Amount                      Description                     Value
--------------   ----------------------------------------  --------------
Common Stocks (47.5%):
Apparel (0.8%):
      10,000     V.F. Corp. ............................   $      668,750
                                                           --------------
Banks (2.7%):
      19,000     Banc One Corp. ........................          755,250
       8,000     J. P. Morgan & Co. ....................          786,000
      15,400     Wachovia Corp. ........................          839,300
                                                           --------------
                                                                2,380,550
                                                           --------------
Beverages (1.7%):
      20,000     Anheuser-Busch Co. ....................          842,500
      20,000     Grand Metropolitan.....................          637,500
                                                           --------------
                                                                1,480,000
                                                           --------------
Business Equipment & Services (1.1%):
      10,000     John H. Harland Co. ...................          237,500
      13,000     Pitney Bowes, Inc. ....................          763,750
                                                           --------------
                                                                1,001,250
                                                           --------------
Chemicals (1.9%):
       8,000     Air Products & Chemicals, Inc. ........          543,000
       7,500     E. I. Dupont de Nemours Co. ...........          795,000
      10,000     Monsanto Co. ..........................          382,500
                                                           --------------
                                                                1,720,500
                                                           --------------
Chemicals--Specialty (0.5%):
       6,500     Vulcan Materials Co. ..................          421,688
                                                           --------------
Communications Equipment (1.3%):
      15,000     Harris Corp. ..........................        1,153,125
                                                           --------------
Computers (1.9%):
      15,000     Hewlett Packard Co. ...................          798,750
      15,000     Xerox Corp. ...........................          853,125
                                                           --------------
                                                                1,651,875
                                                           --------------
Construction Materials (0.7%):
      12,000     PPG Industries.........................          648,000
                                                           --------------
Construction--Engineering (0.5%):
      10,000     Ingersol-Rand Co. .....................          436,250
                                                           --------------
Containers (0.3%):
       9,000     Sonoco Products Co. ...................          243,000
                                                           --------------
Defense (0.9%):
       6,700     Lockheed Martin Corp. .................          562,800
       6,000     Raytheon Co. ..........................          270,750
                                                           --------------
                                                                  833,550
                                                           --------------
Electrical Equipment (0.5%):
       9,000     Emerson Electric.......................          405,000
                                                           --------------

Common Stocks, continued:
Electronic Components (0.9%):
      14,200     Avnet, Inc. ...........................   $      800,525
                                                           --------------
Electronic Instruments (0.6%):
      10,000     Tektronix, Inc.(b).....................          505,000
                                                           --------------
Food & Related (2.5%):
      25,000     Dean Foods Co. ........................          865,625
      22,500     Sara Lee Corp. ........................          911,250
      15,000     SUPERVALU, Inc. .......................          446,250
                                                           --------------
                                                                2,223,125
                                                           --------------
Forest & Paper Products (0.7%):
      13,000     Weyerhaeuser Co. ......................          580,125
                                                           --------------
Health Care (2.0%):
      20,000     Abbott Laboratories....................        1,122,500
      13,000     Johnson & Johnson......................          687,375
                                                           --------------
                                                                1,809,875
                                                           --------------
Household Products (0.5%):
       2,500     Unilever New York Shares...............          465,625
                                                           --------------
Household--Major Appliances (0.5%):
       9,000     Whirlpool Corp. .......................          428,625
                                                           --------------
Insurance (3.4%):
      14,000     American General Corp. ................          570,500
      18,500     Lincoln National Corp. ................          989,750
      28,000     SAFECO Corp. ..........................        1,120,000
       7,500     USLIFE Corp. ..........................          350,625
                                                           --------------
                                                                3,030,875
                                                           --------------
Insurance--Multiline (0.5%):
       3,000     Cigna Corp. ...........................          438,375
                                                           --------------
Manufacturing (0.5%):
      11,000     Parker-Hannifin Corp. .................          470,250
                                                           --------------
Medical Equipment & Supplies (0.6%):
      13,000     Mallinckrodt Inc. .....................          534,625
                                                           --------------
Metal Fabrication (0.5%):
      15,000     Trinity Industries.....................          455,625
                                                           --------------
Motor Vehicles (0.4%):
      11,000     Ford Motor Co. ........................          345,125
                                                           --------------
Multiple Industry (0.6%):
      12,500     Corning Glass..........................          554,688
                                                           --------------
Petroleum (4.2%):
       6,000     Ashland, Inc. .........................          241,500
       4,400     Atlantic Richfield Co. ................          594,000

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

BALANCED FUND

                                 March 31, 1997
                                   (Unaudited)

   Shares
     or
  Principal                     Security                       Market
   Amount                      Description                     Value
--------------   ----------------------------------------  --------------
Common Stocks, continued:
Petroleum, continued:
       8,000     Chevron Corp. .........................   $      557,000
       5,500     Mobil Corp. ...........................          718,438
      28,000     Phillips Petroleum Co. ................        1,144,500
       2,500     Royal Dutch Petroleum Co. .............          437,500
                                                           --------------
                                                                3,692,938
                                                           --------------
Pharmaceuticals (2.6%):
      20,000     Bristol-Myers Squibb Co. ..............        1,180,000
      16,000     Schering Plough Corp. .................        1,164,000
                                                           --------------
                                                                2,344,000
                                                           --------------
Publishing (1.4%):
       4,000     Gannett Co., Inc. .....................          343,500
      10,000     Media General, Inc. ...................          283,750
      16,000     Tribune Co. ...........................          648,000
                                                           --------------
                                                                1,275,250
                                                           --------------
Railroad (0.5%):
       5,500     Norfolk Southern Corp. ................          468,875
                                                           --------------
Retail (2.0%):
      15,000     Dayton Hudson Corp. ...................          626,250
       7,500     J.C. Penney, Inc. .....................          357,188
       7,000     May Department Stores Co. .............          318,500
      11,300     Rite-Aid(b)............................          474,600
                                                           --------------
                                                                1,776,538
                                                           --------------
Retail--Apparel (0.6%):
      11,000     CVS Corp. .............................          507,375
                                                           --------------
Securities Brokers & Dealers (0.4%):
      11,000     AG Edwards.............................          338,250
                                                           --------------
Tobacco (0.9%):
       7,000     Philip Morris Cos., Inc. ..............          798,875
                                                           --------------
Trucking & Shipping (0.2%):
       5,500     Alexander & Baldwin....................          142,313
                                                           --------------
Utilities--Electric (1.8%):
      11,000     FPL Group, Inc. .......................          485,375
      16,000     Scana Corp. ...........................          406,000
      25,000     Western Resources, Inc. ...............          750,000
                                                           --------------
                                                                1,641,375
                                                           --------------
Utilities--Gas (2.2%):
      25,000     NICOR, Inc. ...........................          800,000
      25,000     Williams Cos., Inc. ...................        1,112,500
                                                           --------------
                                                                1,912,500
                                                           --------------

Common Stocks, continued:
Utilities--Telephone (1.7%):
       6,600     Ameritech Corp. .......................   $      405,900
       4,000     AT&T Corp. ............................          139,000
      22,000     Sprint Corp. ..........................        1,001,000
                                                           --------------
                                                                1,545,900
                                                           --------------
     Total Common Stocks                                       42,130,190
                                                           --------------
Pass-through Mortgage Securities (6.8%):
Federal Home Loan Mortgage Corp.:
$    889,177     7.50%, 7/1/07, Pool # E00108                     894,174

Federal National Mortgage Assoc.:
   1,339,515     6.50%, 1/1/09, Pool # 50974  ..........        1,295,552
   1,530,582     6.50%, 4/1/09, Pool # 250009 ..........        1,480,349
   1,414,505     7.00%, 5/1/09, Pool # 250055 ..........        1,395,933
   1,019,146     7.00%, 4/1/24, Pool # 250005 ..........          978,054
                                                           --------------
     Total Pass-through Mortgage Securities                     6,044,062
                                                           --------------
U.S. Government Agencies (2.4%):
Federal National Mortgage Assoc.:
   2,221,287     7.50%, 8/1/24, Pool # 250126 ..........        2,183,792
                                                           --------------
     Total U.S. Government Agencies                             2,183,792
                                                           --------------
U.S. Treasury Bonds (6.0%):
   1,500,000     11.13%, 8/15/03 .......................        1,827,180
   3,000,000     9.38%, 2/15/06  .......................        3,484,230
                                                           --------------
     Total U.S. Treasury Bonds                                  5,311,410
                                                           --------------
U.S. Treasury Notes (33.6%):
   1,500,000     8.50%, 11/15/00 .......................        1,586,355
   3,500,000     7.75%, 2/15/01  .......................        3,623,094
   2,500,000     7.50%, 11/15/01 .......................        2,571,550
   2,500,000     7.50%, 5/15/02  .......................        2,578,175
   2,500,000     6.38%, 8/15/02  .......................        2,455,375
   2,500,000     6.25%, 2/15/03  .......................        2,433,650
   4,500,000     7.25%, 5/15/04  .......................        4,594,274
   3,000,000     7.88%, 11/15/04 .......................        3,168,840
   4,000,000     7.50%, 2/15/05  .......................        4,138,399
   1,000,000     6.50%, 8/15/05  .......................          972,280
   1,750,000     6.50%, 10/15/06 .......................        1,695,768
                                                           --------------
     Total U.S. Treasury Notes                                 29,817,760
                                                           --------------
Investment Companies (3.2%):
   2,862,833     Provident Federal Fund ................        2,862,833
                                                           --------------
     Total Investment Companies                                 2,862,833
                                                           --------------
     Total (Cost--$78,066,246)(a)                          $   88,350,047
                                                           ==============


                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                                                   BALANCED FUND

                                 March 31, 1997
                                   (Unaudited)



-------------
Percentages indicated are based on net assets of $88,759,980.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:


                  Unrealized appreciation ...............  $   11,435,481
                  Unrealized depreciation ...............      (1,151,680)
                                                           --------------
                  Net unrealized appreciation ...........  $   10,283,801
                                                           ==============
(b)  Represents non-income producing securities.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

SMALL COMPANY GROWTH FUND




                        Schedule of Portfolio Investments
                                 March 31, 1997
                                   (Unaudited)

    Shares
      or
  Principal                      Security                      Market
    Amount                     Description                     Value
---------------   ---------------------------------------  --------------
Common Stocks (74.4%):
Advertising (0.1%):
         7,400    Leap Group, Inc.......................   $       31,450
                                                           --------------
Air Transportation (0.8%):
         6,900    Eagle USA Airfreight, Inc.............          212,175
         5,900    Expeditor International Washington,
                     Inc................................          141,600
                                                           --------------
                                                                  353,775
                                                           --------------
Automotive Distribution Services (0.7%):
        20,000    Keystone Automotive Industries, Inc...          310,000
                                                           --------------
Business Services (3.1%):
        10,000    Accustaff, Inc........................          167,500
        16,600    Norrell Corp..........................          408,775
        13,000    Robert Half International, Inc........          453,375
        30,600    Sitel Corp............................          409,275
                                                           --------------
                                                                1,438,925
                                                           --------------
Commercial Goods & Services (1.6%):
        11,450    Apollo Group, Inc.....................          280,525
        19,800    Cambridge Technology Partners, Inc....          457,875
                                                           --------------
                                                                  738,400
                                                           --------------
Computer Hardware (2.2%):
        14,000    Advanced Digital......................          178,500
         8,400    Apex PC Solutions, Inc................           71,400
        12,700    BTG Inc...............................          222,250
        17,280    Network Appliance, Inc................          561,600
                                                           --------------
                                                                1,033,750
                                                           --------------
Computer Software (11.3%):
        20,800    Aspen Technologies, Inc...............          566,800
         3,000    Baan Co. NV...........................          133,875
        17,000    CBT Group PLC ADR.....................          847,874
         9,000    Ciber, Inc............................          227,250
        12,000    Electronics for Imaging, Inc..........          478,500
         8,500    Imnet Systems, Inc....................          127,500
        17,100    Infinity Financial Technology, Inc....          294,975
        13,900    JDA Software Group, Inc...............          283,213
         7,900    Manugistics Group, Inc................          288,350
        11,500    National Techteam, Inc.(b)............          178,250
        12,500    Pegasystems, Inc......................          251,563
        18,100    Saville Systems ADR...................          520,375
        12,100    Scopus Technology, Inc................          363,000


Common Stocks, continued:
Computer Software, continued:
         7,800    Smallworldwide PLC-ADR................   $      126,750
         6,700    Template Software, Inc................           61,138
         9,900    Vantive Corp..........................          202,950
         3,100    Veritas Software Corp.................           91,838
        13,500    Xionics Document Technologies, Inc....          170,438
                                                           --------------
                                                                5,214,639
                                                           --------------
Computers (2.5%):
        24,400    Comverse Technology, Inc..............          963,799
         7,800    Daou Systems, Inc.....................           52,650
         8,000    Ontrack Data International............          120,000
                                                           --------------
                                                                1,136,449
                                                           --------------
Electrical Equipment (0.2%):
         3,900    Kent Electronics Corp.................           89,700
                                                           --------------
Electronic Components (2.9%):
        15,000    Cyrix Corp............................          285,000
        15,400    Jabil Circuit.........................          693,962
        12,300    Sipex Corp............................          359,775
                                                           --------------
                                                                1,338,737
                                                           --------------
Electronic Instruments (0.1%):
         2,100    CFM Technologies, Inc.................           62,213
                                                           --------------
Electronics (2.9%):
        12,200    Sawtek, Inc...........................          350,750
        17,200    Ultrak, Inc...........................          309,600
        24,900    Vitesse Semiconductor Corp............          687,862
                                                           --------------
                                                                1,348,212
                                                           --------------
Entertainment (2.4%):
        16,725    Regal Cinemas, Inc....................          451,575
        20,000    Speedway Motorsports, Inc.............          475,000
        17,500    Vistana Inc...........................          196,875
                                                           --------------
                                                                1,123,450
                                                           --------------
Environmental Services (3.2%):
        16,600    Superior Services, Inc................          369,350
        16,800    United Waste Systems, Inc.............          625,800
        13,090    USA Waste Services, Inc...............          464,695
                                                           --------------
                                                                1,459,845
                                                           --------------
Financial Services (4.6%):
        11,250    Aames Financial Corp..................          227,813
        18,500    Amresco, Inc..........................          309,875

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                                       SMALL COMPANY GROWTH FUND

                                 March 31, 1997
                                   (Unaudited)

    Shares
      or
  Principal                      Security                      Market
    Amount                     Description                     Value
---------------   ---------------------------------------  --------------
Common Stocks, continued:
Financial Services, continued:
         6,300    E*trade Group, Inc....................   $      113,400
         7,900    Firstplus Financial Group.............          237,988
        26,400    IMC Mortgage Co.......................          389,400
        15,000    Oxford Resources Corp., Class A.......          628,125
         9,250    The Money Store, Inc..................          194,250
                                                           --------------
                                                                2,100,851
                                                           --------------
Health Care--General (0.6%):
         7,300    CRA Managed Care, Inc.................          273,750
                                                           --------------
Homebuilders--Mobile Homes (1.0%):
        14,000    Oakwood Homes.........................          246,750
        22,500    Southern Energy Homes, Inc............          233,438
                                                           --------------
                                                                  480,188
                                                           --------------
Hospital Supply & Management (0.9%):
        22,000    FPA Medical Management, Inc...........          423,500
                                                           --------------
Hotel Management & Related Services (0.2%):
         4,000    Capstar Hotel Co......................          112,000
                                                           --------------
Hotels & Gaming (1.5%):
        15,000    Doubletree Corp.......................          532,500
         7,000    Signature Resorts, Inc................          164,500
                                                           --------------
                                                                  697,000
                                                           --------------
Insurance (0.8%):
        15,000    HCC Insurance Holdings, Inc...........          367,500
                                                           --------------
Medical (1.0%):
        19,400    Parexel International Corp............          446,200
                                                           --------------
Medical Equipment & Supplies (2.6%):
        11,200    Biopsys Medical, Inc..................          277,200
        11,600    National Surgery Centers, Inc.........          336,400
         4,200    Premier Research Worldwide............           69,300
         8,800    Sabratek Corp.........................          176,000
        11,000    Safeskin Corp.........................          199,375
        11,500    Ventana Medical Systems...............          161,000
                                                           --------------
                                                                1,219,275
                                                           --------------
Medical--Biotechnology (1.7%):
         9,700    Clintrials Research...................           82,450
         3,900    Qiagen N.V............................          129,675
         6,400    Quintiles Transnational Corp..........          344,800
        15,000    Serologicals Corp.....................          225,000
                                                           --------------
                                                                  781,925
                                                           --------------


Common Stocks, continued:
Medical--Hospital Management & Services (3.0%):
        16,000    NCS Healthcare, Inc., Class A.........   $      362,000
        11,300    Occusystems, Inc......................          254,250
         5,200    Omnicare, Inc.........................          122,200
        12,700    Pediatrix Medical Group, Inc..........          417,513
         8,025    Phycor, Inc...........................          218,681
                                                           --------------
                                                                1,374,644
                                                           --------------
Oil & Gas (4.1%):
         7,800    Core Laboratories N.V.................          138,450
         8,600    Global Industries Limited.............          183,825
        33,300    Marine Drilling Co., Inc..............          591,075
         5,600    Patterson Energy, Inc.................          154,700
         9,200    Petroleum Geo-svcs-spon American
                     Depository Receipts................          395,600
         5,000    Reading & Bates Corp..................          113,125
         6,800    Trico Marine Services, Inc............          323,000
                                                           --------------
                                                                1,899,775
                                                           --------------
Pharmaceuticals (4.3%):
        26,000    Dura Pharmaceuticals, Inc.............          929,499
        23,250    Jones Medical Industries, Inc.........          558,000
        16,875    Medicis Pharmaceutical Corp...........          502,031
                                                           --------------
                                                                1,989,530
                                                           --------------
Restaurants (3.5%):
         8,100    CKE Restaurants, Inc..................          179,213
        16,000    Einstein/Noah Bagel Corp..............          402,000
        17,000    Landry's Seafood Restaurants(b).......          269,875
        16,050    Logan Roadhouse, Inc..................          337,050
        16,425    Papa John's International, Inc........          433,209
                                                           --------------
                                                                1,621,347
                                                           --------------
Retail (3.1%):
         8,000    Gadzooks, Inc.........................          252,000
        13,600    Pacific Sunwear of California.........          445,400
         8,200    Rexall Sundown, Inc...................          210,125
        23,000    The Finish Line, Inc..................          511,750
                                                           --------------
                                                                1,419,275
                                                           --------------
Retail--Apparel (0.5%):
         1,400    Coldwater Creek, Inc..................           19,425
         7,700    Stein Mart Inc........................          219,450
                                                           --------------
                                                                  238,875
                                                           --------------
Retail--General Merchandise (0.3%):
         1,400    Burlington Coat Factory Wholesale.....           25,200

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

SMALL COMPANY GROWTH FUND




                  Schedule of Portfolio Investments, Continued
                                 March 31, 1997
                                   (Unaudited)

    Shares
      or
  Principal                      Security                      Market
    Amount                     Description                     Value
---------------   ---------------------------------------  --------------
Common Stocks, continued:
Retail--General Merchandise, continued:
        10,500    Maxim Group Inc. (The)................   $      139,125
                                                           --------------
                                                                  164,325
                                                           --------------
Retail--Specialty Stores (0.2%):
         3,800    Insight Enterprises...................           94,050
                                                           ---------------
Technology--Software (1.1%):
         7,900    Radiant Systems, Inc..................           71,100
        11,100    Visio Corp............................          432,900
                                                           --------------
                                                                  504,000
                                                           --------------
Telecommunications (3.2%):
        19,100    Natural Microsystems Corp.............          379,613
        75,000    Tel-Save Holdings, Inc................        1,087,499
                                                           --------------
                                                                1,467,112
                                                           --------------
Telecommunications--Equipment (0.6%):
        14,700    Boston Technology, Inc................          277,463
                                                           --------------
Common Stocks, continued:
Textile (1.0%):
         4,500    Nautica Enterprises, Inc..............   $      113,063
         7,600    St. John Knits, Inc...................          328,700
                                                           --------------
                                                                  441,763
                                                           --------------
Transportation (0.6%):
         9,200    Rural/Metro Corp......................          280,600
                                                           --------------
     Total Common Stocks                                       34,354,493
                                                           --------------
Preferred Stocks (0.5%):
        12,200    Qlogic Corp...........................          240,950
                                                           --------------
     Total Preferred Stocks                                       240,950
                                                           --------------
U.S. Government Agencies (29.3%):
Federal Home Loan Bank:
$13,535,000       0.00%, 4/1/97.........................       13,532,833
                                                           --------------
     Total U.S. Government Agencies                            13,532,833
                                                           --------------
     Total (Cost--$45,120,976)(a)                          $   48,128,276
                                                           ==============

-------------
Percentages indicated are based on net assets of $46,176,437.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

               Unrealized appreciation .......................   $  3,007,300
               Unrealized depreciation .......................             --
                                                                 ------------
               Net unrealized appreciation ...................   $  3,007,300
                                                                 ============
(b)  Represents non-income producing securities.

                        See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                               INTERNATIONAL EQUITY FUND


                        Schedule of Portfolio Investments
                                 March 31, 1997
                                   (Unaudited)


   Shares
     or
  Principal                      Security                      Market
   Amount                      Description                     Value
--------------   ----------------------------------------- ---------------
Common Stocks (92.5%):
Australia (2.9%):
Broadcasting (0.6%):
      50,000     News Corp. Limited.....................   $      233,194
                                                           ---------------
Insurance--Multiline (0.8%):
     210,000     National Mutual Holdings, Ltd..........          319,339
                                                           ---------------
Metals--Diversified (1.5%):
     200,000     M.I.M. Holdings, Ltd...................          268,075
     175,000     QNI Limited............................          333,330

                                                           ---------------
                                                                  601,405
                                                           ---------------

Total Australia                                                 1,153,938
                                                           ---------------
Chile (1.4%):
Metals--Diversified (1.4%):
      26,300     Cristalerias De Chile (ADR)............          555,588
                                                           ---------------

Total Chile                                                       555,588
                                                           ---------------
Finland (1.9%):
Food & Related (0.9%):
       4,000     Raison Tehtaat OY......................          371,507
                                                           ---------------
Machinery & Equipment (1.0%):
      10,000     KCI Konecranes International...........          393,717
                                                           ---------------

Total Finland                                                     765,224
                                                           ---------------
France (8.8%):
Consumer Goods & Services (0.7%):
       8,000     Guy Degrenne SA........................          273,607
                                                           ---------------
Diversified Products (1.3%):
       4,000     Generale Des Eaux......................          543,662
                                                           ---------------
Electronic Components (0.8%):
       4,500     Thompson Microelectronics..............          315,803
                                                           ---------------
Household Products (1.4%):
      24,000     Moulinex...............................          550,058
                                                           ---------------
Insurance--Multiline (1.3%):
       8,000     AXA....................................          529,164
                                                           ---------------
Multiple Industry (0.7%):
      95,000     Chemunex SA............................          295,372
                                                           ---------------
Photographic Equipment (0.4%):
       1,000     Grand Optical-Photoservice.............          155,281
                                                           ---------------
Retail--General Merchandise (0.7%):
         625     Pinault-Printemps-Redoute SA...........          268,722
                                                           ---------------
Tires & Rubber Products (1.5%):
      10,000     Michelin (CGDE)-B......................          594,297
                                                           ---------------
Total France                                                    3,525,966
                                                           ---------------
Common Stocks, continued:
Germany (9.6%):
Automobiles & Trucks (1.4%):
       2,000     MAN AG.................................   $      571,808
                                                           ---------------
Banks (1.5%):
      20,000     Commerzbank AG.........................          579,001
                                                           ---------------
Diversified Products (1.2%):
       8,500     Veba AG................................          488,075
                                                           ---------------
Machine - Diversified (1.6%):
      20,000     Boewe Systec AG........................          641,336
                                                           ---------------
Machinery & Equipment (2.6%):
         800     GEA AG.................................          306,882
         800     GEA AG -prf............................          304,485
       1,130     Mannesmann AG..........................          431,778

                                                           ---------------
                                                                1,043,145
                                                           ---------------
Medical--Biotechnology (1.3%):
      13,600     Biotest AG-Vorzugsaktien...............          521,700
                                                           ---------------

Total Germany                                                   3,845,065
                                                           ---------------
Great Britain (16.3%):
Auto Parts (1.2%):
     200,000     Mayflower Corp. PLC....................          500,810
                                                           ---------------
Coal (0.5%):
      35,000     RJB Mining PLC.........................          208,329
                                                           ---------------
Computer Hardware (1.5%):
      30,000     Micro Focus Group PLC..................          616,982
                                                           ---------------
Diversified Products (1.8%):
      25,000     Bodycote International PLC.............          297,613
      65,000     Cowie Group PLC........................          418,916
                                                           ---------------
                                                                  716,529
                                                           ---------------
Food & Related (0.9%):
     125,000     Somerfield PLC.........................          365,345
                                                           ---------------
Hotel Management & Related Services (1.3%):
     175,000     Jarvis Hotels PLC......................          505,736
                                                           ---------------
Household Products (0.6%):
     175,000     Limelight Group PLC....................          222,696
                                                           ---------------
Manufacturing (1.1%):
      65,000     Blue Circle Industries PLC.............          443,997
                                                           ---------------
Oil--Field Services (1.0%):
     100,000     KBC Advanced Technologies..............          394,080
                                                           ---------------

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

INTERNATIONAL EQUITY FUND

                                 March 31, 1997
                                   (Unaudited)


   Shares
     or
  Principal                      Security                      Market
   Amount                      Description                     Value
--------------   ----------------------------------------- ---------------
Common Stocks, continued:
Great Britain, continued:
Paper & Related Products (0.7%):
      50,000     Waddington PLC.........................   $      265,594
                                                           ---------------
Professional Sports (0.5%):
     100,000     Newcastle United.......................          221,670
                                                           ---------------
Retail--Specialty Stores (0.9%):
      80,000     Allied Carpets Group PLC...............          371,749
                                                           ---------------
Telecom Equipment (3.2%):
      80,000     British Telecom PLC....................          585,209
     240,000     IMS Group..............................          695,551
                                                           ---------------
                                                                1,280,760
                                                           ---------------
Transportation--Misc. (1.1%):
     160,000     NFC PLC................................          434,802
                                                           ---------------
Total Great Britain                                             6,549,079
                                                           ---------------
Hong Kong (3.9%):
Banks (0.9%):
      16,000     HSBC Holdings PLC......................          371,660
                                                           ---------------
Diversified Products (0.8%):
      54,000     Jardine Matheson Holdings (ADR)........          313,200
                                                           ---------------
Real Estate (1.3%):
      32,000     Cheung Kong............................          281,842
      48,000     New World Developement.................          258,923
                                                           ---------------
                                                                  540,765
                                                           ---------------
Utilities--Electric (0.9%):
     100,000     HongKong Electric Holdings.............          352,948
                                                           ---------------
Total Hong Kong                                                 1,578,573
                                                           ---------------
India (1.1%):
Banks (1.1%):
      20,000     State Bank of India (ADR)..............          449,000
                                                           ---------------

Total India                                                       449,000
                                                           ---------------
Indonesia (1.1%):
Retail--General Merchandise (0.8%):
     140,000     Part Ramayana Lestari Sent-frg.........          326,531
                                                           ---------------
Unclassified (0.3%):
     125,000     Putra Surya Multidana..................          113,050
                                                           ---------------

Total Indonesia                                                   439,581
                                                           ---------------
Italy (2.6%):
Electronics (1.3%):
     120,000     Stet ORD...............................          524,382
                                                           ---------------
Oil--Field Services (1.3%):
     100,000     Eni SPA................................          508,017
                                                           ---------------

Total Italy                                                     1,032,399
                                                           ---------------
Japan (20.0%):
Automobiles & Trucks (2.9%):
      12,000     Honda Motor Co., Ltd...................          357,645
      48,000     Ricoh Company Limited..................          546,644
      27,000     Suzuki Motor Co., Ltd..................          261,691
                                                           ---------------
                                                                1,165,980
                                                           ---------------
Banks (2.1%):
      58,000     Eighteenth Bank........................          348,534
      45,000     Sanwa Bank, Ltd........................          483,402
                                                           ---------------
                                                                  831,936
                                                           ---------------
Chemicals--Petroleum & Inorganic (2.4%):
      43,000     Sekisui Chemical Co....................          423,714
      28,000     Shin-Etsu Chemical Co..................          531,459
                                                           ---------------
                                                                  955,173
                                                           ---------------
Chemicals--Specialty (1.2%):
     105,000     Mitsui Petrochemical IND...............          491,883
                                                           ---------------
Defense (1.2%):
      72,000     Mitsubishi Heavy Industries, Ltd.......          468,136
                                                           ---------------
Electronic Components (1.3%):
      60,000     Hitachi, Limited.......................          533,075
                                                           ---------------
Electronics (1.3%):
      34,000     Matsushita Electric Industrial Co.,
                    Ltd.................................          530,005
                                                           ---------------
Financial Services (0.9%):
      52,000     Daiwa Securities Co., Ltd..............          374,638
                                                           ---------------
Leisure Time Industry (1.1%):
      70,000     Sumitomo Marine & Fire.................          424,037
                                                           ---------------
Photographic Equipment (1.2%):
      14,000     Fuji Photo Film-Ord....................          460,221
                                                           ---------------
Retail--Food Stores (1.4%):
      13,000     ITO-Yokado Co., Ltd....................          577,498
                                                           ---------------
Steel (1.2%):
     230,000     NKK Corporation........................          482,998
                                                           ---------------
Telecom Equipment (0.7%):
      50,000     C-Cube Coporation......................          283,903
                                                           ---------------

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                                   INTERNATIONAL EQUITY FUND

                                 March 31, 1997
                                   (Unaudited)


   Shares
     or
  Principal                     Security                       Market
   Amount                      Description                     Value
--------------   ----------------------------------------- ---------------
Common Stocks, continued:
Japan, continued:
Tires & Rubber Products (1.1%):
      24,000     Bridgestone Corp.......................   $      449,721
                                                           ---------------

Total Japan                                                     8,029,204
                                                           ---------------
Malaysia (0.6%):
Real Estate (0.6%):
     160,000     Hong Leong Properties BHD..............          252,975
                                                           ---------------

Total Malaysia                                                    252,975
                                                           ---------------
Mexico (1.6%):
Building & Construction (1.6%):
     170,000     CEMEX, S.A. DE C.V.....................          621,612
                                                           ---------------

Total Mexico                                                      621,612
                                                           ---------------
Netherlands (4.4%):
Banks (0.7%):
       7,000     ING Grouep N.V.........................          275,781
                                                           ---------------
Electronic Components (1.1%):
       9,000     Philips Electronics....................          419,830
                                                           ---------------
Retail--General Merchandise (1.4%):
      12,000     Vendex International N.V...............          568,089
                                                           ---------------
Transportation--Misc. (1.2%):
      11,000     Koninklijke Van Ommeren NV.............          480,872
                                                           ---------------

Total Netherlands                                               1,744,572
                                                           ---------------
Peru (1.5%):
Telecom Equipment (1.5%):
      26,200     Telefonica del Peru-ADR................          582,950
                                                           ---------------

Total Peru                                                        582,950
                                                           ---------------
Philippines (1.1%):
Banks (1.1%):
      30,000     Equitable Banking Corp.................          128,921
      25,000     Philippine National Bank...............          298,691
                                                           ---------------
Total Philippines                                                 427,612
                                                           ---------------
Singapore (2.6%):
Banks (0.7%):
      27,000     United Overseas Bank, Ltd..............          276,480
                                                           ---------------
Electrical Equipment (0.7%):
     100,000     GP Batteries International (ADR).......          273,000
                                                           ---------------
Common Stocks, continued:
Singapore, continued:
Publishing (0.7%):
      15,000     Singapore Press Holdings...............   $      272,952
                                                           ---------------
Real Estate (0.5%):
      67,000     DBS Land, Ltd..........................          229,003
                                                           ---------------

Total Singapore                                                 1,051,435
                                                           ---------------
South Africa (3.3%):
Building & Construction (1.7%):
     280,000     Murray & Roberts Holdings, Ltd.........          677,747
                                                           ---------------
Manufacturing (1.6%):
     115,000     AECI, Ltd..............................          663,382
                                                           ---------------

Total South Africa                                              1,341,129
                                                           ---------------
Spain (2.9%):
Banks (1.7%):
       9,700     Banco Santander SA.....................          667,100
                                                           ---------------
Telecom Equipment (1.2%):
      20,200     Telefonica De Espana...................          486,584
                                                           ---------------

Total Spain                                                     1,153,684
                                                           ---------------
Switzerland (4.9%):
Banks (1.5%):
       5,000     Credit Suisse Group-Reg................          599,568
                                                           ---------------
Chemicals--Specialty (0.0%):
         250     CIBA Specialty Chemicals...............           20,651
                                                           ---------------
Medical Equipment & Supplies (0.8%):
         250     Novartis AG-REG Shs....................          309,936
                                                           ---------------
Pharmaceuticals (1.5%):
          70     RocheAG-Genussshein....................          604,705
                                                           ---------------
Transportation--Misc. (1.1%):
         450     Danzas Holdings AG-REG.................          440,747
                                                           ---------------

Total Switzerland                                               1,975,607
                                                           ---------------

     Total Common Stocks                                       37,075,193
                                                           ---------------
Short Term Investment Funds (6.8%):
$2,716,303       Bank Of New York, 4.7%, 1/1/80.........        2,716,303

                                                           ---------------
Total Short Term Investment Funds                               2,716,303
                                                           ---------------

     Total (Cost--$39,199,981)(a)                          $   39,791,496
                                                           ===============

---------------
Percentages indicated are based on net assets of $40,091,720.
(a)  Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:
             Unrealized appreciation ..................... $    1,919,064
             Unrealized depreciation .....................     (1,327,549)
                                                           --------------
           Net unrealized appreciation ................... $      591,515
                                                           ==============


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                         Notes to Financial Statements
                                March 31, 1997
                                  (Unaudited)



1.   Organization:

     The BB&T Mutual Funds Group ("The Group") commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

     The Group is authorized to issue an unlimited number of shares without par value. The Group offers shares of the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund, the Small Company Growth Fund and the International Equity Fund (January 2, 1997) (referred to individually as a "Fund" and collectively as the "Funds"). The Group offers three classes of shares: Class A Shares, Class B Shares, and Trust Shares. Class A Shares are offered with a front-end sales charge on the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the North Carolina Intermediate Tax-Free Fund, the Growth and Income Stock Fund, the Balanced Fund, the Small Company Growth Fund and the International Equity Fund (collectively, "the variable net asset funds"). Class B Shares are offered subject to a contingent deferred sales charge which varies based on the length of time Class B Shares are held in accordance with the Prospectus. Each class of shares has identical rights and privileges except with respect to the distribution fees borne by the Class A Shares and Class B Shares, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares. Sales of shares of the Group may be made to customers of Branch Banking & Trust Company (BB&T) and its affiliates, to all accounts of correspondent banks of BB&T and to the general public. BB&T serves as investment adviser to the Group.

     The U.S. Treasury Money Market Fund (the "money market fund") seeks current income with liquidity and stability of principle. The Short-Intermediate U.S. Government Income Fund and the Intermediate U.S. Government Bond Fund seek current income consistent with preservation of capital. The North Carolina Intermediate Tax-Free Fund seeks to produce a high level of current interest income that is exempt from both federal income tax and North Carolina personal income tax. The Growth and Income Stock Fund seeks capital growth, current income or both. The Balanced Fund seeks long-term capital growth and current income. The Small Company Growth Fund seeks long-term capital appreciation. The International Equity Fund Series long-term capital appreciation through investments primarily in equity securities of foreign issuers.

2.   Significant Accounting Policies:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                March 31, 1997
                                  (Unaudited)



     Securities Valuation:

     Investments of the money market fund are valued at either amortized cost, which approximates market value, or at original cost which, combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition the U.S. Treasury Money Market Fund may not (a) purchase any instrument with a remaining maturity greater than 397 days unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted-average portfolio maturity which exceeds 90 days.

     Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the variable net asset funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

     Foreign Currency Translation:

     Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of realized gains or losses and unrealized appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Forward Foreign Currency Contracts:

     Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency contracts having the same settlement date and broker are presented net on the Statement of Assets and Liabilities. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recorded as realized on the date of offset; otherwise gains or losses are recorded as realized on settlement date.

     Securities Transactions and Related Income:

     Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                March 31, 1997
                                  (Unaudited)


     When-Issued and Forward Commitments:

     The Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a forward commitment. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the funds agree to purchase the securities. The Funds do not accrue interest or dividends on when-issued securities until the underlying securities are received.

     Repurchase Agreements:

     Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

     Dividends to Shareholders:

     Dividends from net investment income are declared daily and paid monthly for the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund and the North Carolina Intermediate Tax-Free Fund. Dividends from net investment income are declared and paid monthly for the Growth and Income Stock Fund and the Balanced Fund. Dividends from net investment income are declared and paid quarterly for the Small Company Growth Fund and the International Equity Fund. Distributable net realized capital gains, if any, are declared and distributed at least annually.

     Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

     Federal Income Taxes:

     It is the policy of each Fund of the Group to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                March 31, 1997
                                  (Unaudited)



     Other:

     Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Group are prorated to the Funds on the basis of relative net assets. All expenses in connection with the Small Company Growth Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Fund. Such expenses are being amortized over a period of two years commencing with the initial public offering.

3.   Purchases and Sales of Securities:

     Purchases and sales of securities (excluding short-term securities) for the six months ended March 31, 1997 are as follows:


                                                                          Purchases           Sales
                                                                          ---------           -----
     Short-Intermediate U.S. Government Income Fund............          $80,499,170       $57,124,877
     Intermediate U.S. Government Bond Fund....................          $56,987,877       $47,165,727
     North Carolina Intermediate Tax-Free Fund.................          $35,092,857       $   956,281
     Growth and Income Stock Fund..............................          $48,702,444       $33,929,139
     Balanced Fund.............................................          $16,931,652       $13,327,330
     Small Company Growth Fund.................................          $24,380,066       $20,486,831
     International Equity Fund (a)..............................         $38,013,907       $ 1,774,708

     (a) For the period from January 2, 1997 (commencement of operations) to March 31, 1997.


4.   Related Party Transactions:

     Investment advisory services are provided to the Group by BB&T. Under the terms of the investment advisory agreement, BB&T is entitled to receive fees based on a percentage of the average net assets of each of the Funds. Pursuant to a Sub-Advisory Agreement with BB&T, PNC Bank manages the Small Company Growth Fund subject to the general supervision of the Group's Board of Trustees and BB&T. For its services, PNC Bank is entitled to a fee, payable by BB&T, at the following annual rates as a percentage of the average daily net assets: (1) 0.50% of net assets up to $50 million, (2) 0.45% of net assets in excess of $50 million and less than or equal to $100 million, and (3) 0.40% of net assets in excess of $100 million.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, whom certain officers of the Funds are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. Fees payable to BISYS for administration services are established under terms of the administration contract at the annual rate of 0.20% as a percentage of the average daily net assets of each Fund. BISYS Ohio, serves the Funds as transfer agent and mutual fund accountant.

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                March 31, 1997
                                  (Unaudited)


     The Funds have adopted a Distribution and Shareholder Services Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which the Funds are authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.50% and 1.00% of the average daily net assets of the Class A Shares and Class B Shares, respectively. The fees may be used by BISYS to pay banks, including the adviser, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset funds. For the six months ended March 31, 1997, BISYS received $730,054 from commissions earned on sales of shares of the Funds' variable net asset value funds, of which $693,683 was allowed to affiliated broker/dealers of the Funds.

     BB&T and BISYS may voluntarily reduce or reimburse fees to assist the Funds in maintaining competitive expense ratios.

     Information regarding these transactions is as follows for the six months ended March 31, 1997.



                                                                                      Administration     Distribution
                                                      Investment Advisory Fees             Fees              Fees
                                                 -----------------------------------  ---------------  ---------------
                                                       (As a                                                        Transfer Agent
                                                     Percentage         Voluntary      Voluntary       Voluntary        and
                                                     of Average            Fee            Fee             Fee         Mutual Fund
                                                     Net Assets)        Reductions     Reductions      Reductions   Accounting Fees
                                                 -------------------  --------------  -------------   ------------  ---------------
U.S. Treasury Money Market Fund ...............        0.40%                    --             --        $ 42,638        $ 86,446
Short-Intermediate U.S. Government
   Income Fund ................................        0.60%              $ 41,579             --        $  7,608        $ 45,758
Intermediate U.S. Government
   Bond Fund ..................................        0.60%              $ 64,610             --        $  5,191        $ 70,549
North Carolina Intermediate Tax-
   Free Fund ..................................        0.60%              $ 25,409       $ 12,609        $ 15,979        $ 37,618
Growth and Income Stock Fund ..................        0.74%              $312,372             --        $ 29,116        $123,699
Balanced Fund .................................        0.74%              $108,616             --        $ 16,831        $ 84,484
Small Company Growth Fund .....................        1.00%              $    796             --        $ 10,210        $ 93,633
International Equity Fund .....................        1.00%              $  3,713       $    743        $     79        $ 31,600


                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                 March 31, 1997


5.   Capital Share Transactions:

     Transactions in capital shares for the Group were as follows:


                                                                                  U.S. Treasury
                                                                                Money Market Fund
                                                                     ---------------------------------------
                                                                         For the               For the
                                                                        six months               year
                                                                          ended                 ended
                                                                        March 31,           September 30,
                                                                           1997                  1996
                                                                     -----------------     -----------------
                                                                       (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
   Proceeds from shares issued ................................      $     24,436,501      $     61,519,685
   Dividends reinvested .......................................               602,702               893,083
   Shares redeemed ............................................           (25,011,105)          (48,429,306)
                                                                     ----------------      ----------------
   Change in net assets from Investor A share transactions ....      $         28,098      $     13,983,462
                                                                     ================      ================

Class B Shares:
   Proceeds from shares issued ................................      $      1,319,918      $      1,957,034 (a)
   Dividends reinvested .......................................                23,813                16,070 (a)
   Shares redeemed ............................................            (1,198,474)             (668,319)(a)
                                                                     ----------------      ----------------
   Change in net assets from Investor B share transactions ....      $        145,257      $      1,304,785 (a)
                                                                     ================      ================

Trust Shares:
   Proceeds from shares issued ................................      $    144,464,991      $    386,470,057
   Dividends reinvested .......................................               647,087               812,451
   Shares redeemed ............................................          (155,197,597)         (301,391,098)
                                                                     ----------------      ----------------
   Change in net assets from Trust share transactions .........      $    (10,085,519)     $     85,891,410
                                                                     ================      ================

SHARE TRANSACTIONS:
Class A Shares:
   Issued .....................................................            24,436,501            61,519,685
   Reinvested .................................................               602,702               893,083
   Redeemed ...................................................           (25,011,018)          (48,429,306)
                                                                     ----------------      ----------------
   Change in Investor A Shares ................................                28,185            13,983,462
                                                                     ================      ================

Class B Shares:
   Issued .....................................................             1,319,918             1,957,034 (a)
   Reinvested .................................................                23,813                16,070 (a)
   Redeemed ...................................................            (1,198,474)             (668,319)(a)
                                                                     ----------------      ----------------
   Change in Investor B Shares ................................               145,257             1,304,785 (a)
                                                                     ================      ================

Trust Shares:
   Issued .....................................................           144,464,991           386,470,057
   Reinvested .................................................               647,087               812,451
   Redeemed ...................................................          (155,197,597)         (301,391,098)
                                                                     ----------------      ----------------
   Change in Trust Shares .....................................           (10,085,519)           85,891,410
                                                                     ================      ================

                                                                           Short Intermediate U.S.
                                                                            Government Income Fund
                                                                     -------------------------------------
                                                                        For the               For the
                                                                       six months              year
                                                                         ended                 ended
                                                                       March 31,           September 30,
                                                                          1997                 1996
                                                                     ---------------     -----------------
                                                                      (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
   Proceeds from shares issued ................................      $      368,889      $       780,331
   Dividends reinvested .......................................             135,366              292,456
   Shares redeemed ............................................          (1,202,762)          (1,717,615)
                                                                     --------------      ---------------
   Change in net assets from Investor A share transactions ....      $     (698,507)     $      (644,828)
                                                                     ==============      ===============

Class B Shares:
   Proceeds from shares issued ................................
   Dividends reinvested .......................................
   Shares redeemed ............................................

   Change in net assets from Investor B share transactions ....


Trust Shares:
   Proceeds from shares issued ................................      $   40,145,358      $    31,220,980
   Dividends reinvested .......................................             611,855            1,155,628
   Shares redeemed ............................................          (6,378,661)         (14,011,731)
                                                                     --------------      ---------------
   Change in net assets from Trust share transactions .........      $   34,378,552      $    18,364,877
                                                                     ==============      ===============

SHARE TRANSACTIONS:
Class A Shares:
   Issued .....................................................              37,863               79,521
   Reinvested .................................................              13,849               29,675
   Redeemed ...................................................            (123,274)            (174,736)
                                                                     --------------      ---------------
   Change in Investor A Shares ................................             (71,562)             (65,540)
                                                                     ==============      ===============

Class B Shares:
   Issued .....................................................
   Reinvested .................................................
   Redeemed ...................................................

   Change in Investor B Shares ................................


Trust Shares:
   Issued .....................................................           4,120,848            3,184,600
   Reinvested .................................................              62,494              117,290
   Redeemed ...................................................            (641,609)          (1,422,732)
                                                                     --------------      ---------------
   Change in Trust Shares .....................................           3,541,733            1,879,158
                                                                     ==============      ===============

-------------
(a) The fund commenced offering Class B Shares January 1, 1996.

                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                March 31, 1997

                                                            Intermediate U.S.                    North Carolina Intermediate
                                                           Government Bond Fund                         Tax-Free Fund
                                                   -------------------------------------     ------------------------------------
                                                       For the             For the              For the             For the
                                                     six months              year             six months             year
                                                        ended               ended                ended               ended
                                                      March 31,         September 30,          March 31,         September 30,
                                                        1997                 1996                1997                1996
                                                   ----------------    -----------------    ----------------   ------------------
                                                      (Unaudited)                              (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
   Proceeds from shares issued .................    $    1,147,087      $       923,832      $      612,307      $    1,510,448
   Dividends reinvested ........................            88,262              207,800             140,304             268,478
   Shares redeemed .............................          (365,476)          (2,521,905)           (905,493)         (1,143,115)
                                                    --------------     ----------------     ---------------     ---------------
   Change in net assets from
   Investor A share transactions ...............    $      869,873      $    (1,390,273)     $     (152,882)     $      635,811
                                                    ===============     ================     ===============     ===============
Class B Shares:
   Proceeds from shares issued .................    $      144,879      $       359,519 (a)
   Dividends reinvested ........................             8,848                5,665 (a)
   Shares redeemed .............................            (5,556)              (8,010)(a)
                                                    --------------     ----------------
   Change in net assets from
   Investor B share transactions ...............    $      148,171      $       357,174 (a)
                                                    ===============     ================

Trust Shares:
   Proceeds from shares issued .................    $   19,576,232      $    65,562,100      $   39,335,716      $   10,310,221
   Dividends reinvested ........................         2,258,738            4,476,007                  --                  --
   Shares redeemed .............................       (12,729,852)         (25,629,116)         (5,388,077)         (9,700,110)
                                                    --------------     ----------------     ---------------     ---------------
   Change in net assets from Trust
   share transactions ..........................    $    9,105,118      $    44,408,991      $   33,947,639      $      610,111
                                                    ===============     ================     ===============     ===============

SHARE TRANSACTIONS:
Class A Shares:
   Issued ......................................           117,682               93,847              60,420             149,219
   Reinvested ..................................             9,058               21,069              13,842              26,506
   Redeemed ....................................           (37,511)            (258,458)            (89,401)           (112,758)
                                                    --------------     ----------------     ---------------     ---------------
   Change in Investor A Shares .................            89,229             (143,542)            (15,139)             62,967
                                                    ===============     ================     ===============     ===============

Class B Shares:
   Issued ......................................            15,028               37,041 (a)
   Reinvested ..................................               911                  591 (a)
   Redeemed ....................................              (575)                (841)(a)
                                                    --------------     ----------------
   Change in Investor B Shares .................            15,364               36,791 (a)
                                                    ===============     ================

Trust Shares:
   Issued ......................................         2,010,819            6,626,543           3,890,321           1,022,116
   Reinvested ..................................           231,421              456,831                  --                  --
   Redeemed ....................................        (1,307,961)          (2,617,022)           (430,495)           (958,821)
                                                    ---------------     ----------------     ---------------     ---------------
   Change in Trust Shares ......................           934,279            4,466,352           3,459,826              63,295
                                                   ================     ===============     ================     ===============

-------------
(a) The fund commenced offering Class B Shares January 1, 1996.


                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                March 31, 1997

                                                                                 Growth and Income
                                                                                    Stock Fund
                                                                        -----------------------------------
                                                                           For the             For the
                                                                          six months             year
                                                                            ended               ended
                                                                          March 31,          September 30,
                                                                             1997                1996
                                                                        --------------      ---------------
                                                                         (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
   Proceeds from shares issued ...................................      $    5,741,406      $     6,811,567
   Dividends reinvested ..........................................           1,062,574              338,523
   Shares redeemed ...............................................          (1,324,622)          (1,427,065)
                                                                        --------------      ---------------
   Change in net assets from Investor A share transactions .......      $    5,479,358      $     5,723,025
                                                                        ==============      ===============
Class B Shares:
   Proceeds from shares issued ...................................      $    4,308,241      $     3,738,136 (a)
   Dividends reinvested ..........................................             229,771               17,476 (a)
   Shares redeemed ...............................................            (173,802)             (82,260)(a)
                                                                        --------------      ---------------
   Change in net assets from Investor B share transactions .......      $    4,364,210      $     3,673,352 (a)
                                                                        ==============      ===============
Trust Shares:
   Proceeds from shares issued ...................................      $   62,817,183      $    68,337,109
   Dividends reinvested ..........................................           6,656,056            3,190,245
   Shares redeemed ...............................................         (52,245,491)         (40,729,870)
                                                                        --------------      ---------------
   Change in net assets from Trust share transactions ............      $   17,227,748      $    30,797,484
                                                                        ==============      ===============
SHARE TRANSACTIONS:
Class A Shares:
   Issued ........................................................             359,194              477,889
   Reinvested ....................................................              67,301               24,085
   Redeemed ......................................................             (81,701)            (100,847)
                                                                        --------------      ---------------
   Change in Investor A Shares ...................................             344,794              401,127
                                                                        ==============      ===============
Class B Shares:
   Issued ........................................................             266,507              258,055 (a)
   Reinvested ....................................................              14,590                1,200 (a)
   Redeemed ......................................................             (10,694)              (5,567)(a)
                                                                        --------------      ---------------
   Change in Investor B Shares ...................................             270,403              253,688 (a)
                                                                        ==============      ===============
Trust Shares:
   Issued ........................................................           3,901,869            4,851,989
   Reinvested ....................................................             420,861              227,034
   Redeemed ......................................................          (2,552,443)          (2,820,394)
                                                                        --------------      ---------------
   Change in Trust Shares ........................................           1,770,287            2,258,629
                                                                        ==============      ===============

                                                                                   Balanced Fund
                                                                        -----------------------------------
                                                                           For the              For the
                                                                          six months             year
                                                                            ended                ended
                                                                          March 31,          September 30,
                                                                             1997                1996
                                                                        --------------      ---------------
                                                                         (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
   Proceeds from shares issued ...................................      $    1,771,296      $     3,871,025
   Dividends reinvested ..........................................             642,661              402,738
   Shares redeemed ...............................................            (936,482)          (1,928,670)
                                                                        --------------      ---------------
   Change in net assets from Investor A share transactions .......      $    1,477,475      $     2,345,093
                                                                        ==============      ===============
Class B Shares:
   Proceeds from shares issued ...................................      $    1,657,767      $     2,332,596 (a)
   Dividends reinvested ..........................................             135,505               33,079 (a)
   Shares redeemed ...............................................             (92,309)             (77,715)(a)
                                                                        --------------      ---------------
   Change in net assets from Investor B share transactions .......           1,700,963            2,287,960 (a)
                                                                        ==============      ===============
Trust Shares:
   Proceeds from shares issued ...................................      $   13,941,693      $    24,146,440
   Dividends reinvested ..........................................           3,165,089            2,035,268
   Shares redeemed ...............................................         (15,767,009)         (11,407,119)
                                                                        --------------      ---------------
   Change in net assets from Trust share transactions ............      $    1,339,773      $    14,774,589
                                                                        ==============      ===============
SHARE TRANSACTIONS:
Class A Shares:
   Issued ........................................................             144,437              334,248
   Reinvested ....................................................              53,051               34,933
   Redeemed ......................................................             (76,280)            (166,329)
                                                                        --------------      ---------------
   Change in Investor A Shares ...................................             121,208              202,852
                                                                        ==============      ===============
Class B Shares:
   Issued ........................................................             136,088              200,160 (a)
   Reinvested ....................................................              11,234                2,850 (a)
   Redeemed ......................................................              (7,547)              (6,712)(a)
                                                                        --------------      ---------------
   Change in Investor B Shares ...................................             139,775              196,298 (a)
                                                                        ==============      ===============
Trust Shares:
   Issued ........................................................           1,146,048            2,102,026
   Reinvested ....................................................             261,846              177,017
   Redeemed ......................................................          (1,291,877)            (986,873)
                                                                        --------------      ---------------
   Change in Trust Shares ........................................             116,017            1,292,170
                                                                        ==============      ===============

-------------

(a) The fund commenced offering Class B Shares January 1, 1996.


                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                 March 31, 1997

                                                                                    Small Company                 International
                                                                                     Growth Fund                   Equity Fund
                                                                         ------------------------------------- --------------------
                                                                             For the             For the         For the period
                                                                           six months             year           January 2, 1997
                                                                              ended               ended                to
                                                                            March 31,         September 30,         March 31,
                                                                              1997                1996               1997(b)
                                                                         ----------------   ------------------ --------------------
                                                                           (Unaudited)                             (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
   Proceeds from shares issued ....................................      $     6,303,743      $   5,198,893      $       192,720
   Dividends reinvested ...........................................                8,876                 --                   --
   Shares redeemed ................................................           (3,839,977)          (321,183)             (10,336)
                                                                         ---------------      -------------      ---------------
   Change in net assets from Investor A
   share transactions .............................................      $     2,472,642      $   4,877,710      $       182,384
                                                                         ===============      =============      ===============

Class B Shares:
   Proceeds from shares issued ....................................      $     2,924,176      $   2,870,037 (a)  $       235,358
   Dividends reinvested ...........................................                4,427                 -- (a)               --
   Shares redeemed ................................................             (250,418)           (41,375)(a)               --
                                                                         ---------------      -------------      ---------------
   Change in net assets from Investor B
   share transactions .............................................      $     2,678,185      $   2,828,662 (a)  $       235,358
                                                                         ===============      =============      ===============

Trust Shares:
   Proceeds from shares issued ....................................      $    16,122,845      $  14,870,042      $    39,241,471
   Dividends reinvested ...........................................               26,916                 --                   --
   Shares redeemed ................................................           (8,585,342)        (5,559,535)            (396,501)
                                                                         ---------------      -------------      ---------------
   Change in net assets from Trust share transactions .............      $     7,564,419      $   9,310,507      $    38,844,970
                                                                         ===============      =============      ===============

SHARE TRANSACTIONS:
Class A Shares:
   Issued .........................................................              322,347            294,124               18,851
   Reinvested .....................................................                  451                 --                   --
   Redeemed .......................................................             (196,685)           (17,579)              (1,000)
                                                                         ---------------      -------------      ---------------
   Change in Investor A Shares ....................................              126,113            276,545               17,851
                                                                         ===============      =============      ===============

Class B Shares:
   Issued .........................................................              152,373            155,105 (a)           23,023
   Reinvested .....................................................                  227                 -- (a)               --
   Redeemed .......................................................              (13,807)            (2,142)(a)               --
                                                                         ---------------      -------------      ---------------
   Change in Investor B Shares ....................................              138,793            152,963 (a)           23,023
                                                                         ===============      =============      ===============

Trust Shares:
   Issued .........................................................              822,254            848,861            3,883,045
   Reinvested .....................................................                1,359                 --                   --
   Redeemed .......................................................             (444,717)          (295,847)             (38,423)
                                                                         ---------------      -------------      ---------------
   Change in Trust Shares .........................................              378,896            553,014            3,844,622
                                                                         ===============      =============      ===============

-------------

(a)  The fund commenced offering Class B Shares January 1, 1996.
(b)  Period from commencement of operations.


                                   Continued

                          [LOGO OF BB&T APPEARS HERE]

                                                 U.S. TREASURY MONEY MARKET FUND
                                                                  Class A Shares


                              Financial Highlights



                                                                          For the year ended September 30,
                                                   For the six months    ----------------------------------
                                                         ended                                                 October 5, 1992 to
                                                     March 31, 1997       1996         1995          1994     September 30, 1993 (a)
                                                 --------------------  ----------   ----------    ---------- ----------------------
                                                      (Unaudited)
Net Asset Value, Beginning of Period ............      $    1.00       $    1.00    $    1.00     $    1.00        $   1.00
                                                       ----------      ----------   ----------    ----------       ---------
Investment Activities
   Net investment income ........................          0.022           0.044        0.047         0.027           0.026
                                                       ----------      ----------   ----------    ----------       ---------
        Total from Investment Activities ........          0.022           0.044        0.047         0.027           0.026
                                                       ----------      ----------   ----------    ----------       ---------
Distributions
   Net investment income ........................         (0.022)         (0.044)      (0.047)       (0.027)         (0.026)
                                                       ----------      ----------   ----------    ----------       ---------
        Total Distributions .....................         (0.022)         (0.044)      (0.047)       (0.027)         (0.026)
                                                       ----------      ----------   ----------    ----------       ---------
Net Asset Value, End of Period ..................      $    1.00       $    1.00    $    1.00     $    1.00        $   1.00
                                                       ==========      ==========   ==========    ==========       =========
Total Return ....................................           2.18%(b)        4.49%        4.81%         2.76%           2.60%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ..............      $  27,959       $  27,931    $  13,948     $   1,486        $    279
   Ratio of expenses to average net assets ......           0.94%(c)        0.99%        0.98%         0.94%           0.51%(c)
   Ratio of net investment income to average net
     assets .....................................           4.33%(c)        4.37%        4.81%         2.89%           2.58%(c)
   Ratio of expenses to average net assets* .....           1.24%(c)        1.25%        1.24%         1.32%           1.32%(c)
   Ratio of net investment income to average net
     assets* ....................................           4.03%(c)        4.11%        4.55%         2.51%           1.77%(c)

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

U.S. TREASURY MONEY MARKET FUND
Class B Shares


                              Financial Highlights


                                                                       For the six months
                                                                              ended                  January 1, 1996 to
                                                                         March 31, 1997            September 30, 1996 (a)
                                                                      ----------------------     ---------------------------
                                                                           (Unaudited)
Net Asset Value, Beginning of Period ...........................            $    1.00                     $    1.00
                                                                            ----------                    ----------
Investment Activities
   Net investment income .......................................                0.018                         0.025
                                                                            ----------                    ----------
        Total from Investment Activities .......................                0.018                         0.025
                                                                            ----------                    ----------
Distributions
   Net investment income .......................................               (0.018)                       (0.025)
                                                                            ----------                    ----------
        Total Distributions ....................................               (0.018)                       (0.025)
                                                                            ----------                    ----------
Net Asset Value, End of Period .................................            $    1.00                     $    1.00
                                                                            ==========                    ==========
Total Return (excludes redemption charge) ......................                 1.78%(b)                      2.53%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) .............................            $   1,450                     $   1,305
   Ratio of expenses to average net assets .....................                 1.74%(c)                      1.75%(c)
   Ratio of net investment income to average net assets ........                 3.53%(c)                      3.55%(c)


-------------
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                                 U.S. TREASURY MONEY MARKET FUND

                                                                    Trust Shares



                             Financial Highlights

                                          For the six months           For the year ended September 30,
                                                ended              -----------------------------------------    October 5, 1992 to
                                            March 31, 1997            1996           1995           1994      September 30, 1993 (a)
                                        ----------------------     -----------    -----------     ----------  ----------------------
                                              (Unaudited)
Net Asset Value, Beginning of Period ..       $     1.00           $     1.00     $     1.00      $    1.00          $    1.00
                                              ----------           ----------     ----------      ---------          ---------
Investment Activities
   Net investment income ..............            0.023                0.046          0.050          0.030              0.027
                                              ----------           ----------     ----------      ---------          ---------
     Total from Investment Activities .            0.023                0.046          0.050          0.030              0.027
                                              ----------           ----------     ----------      ---------          ---------
Distributions
   Net investment income ..............           (0.023)              (0.046)        (0.050)        (0.030)            (0.027)
                                              ----------           ----------     ----------      ---------          ---------
     Total Distributions ..............           (0.023)              (0.046)        (0.050)        (0.030)            (0.027)
                                              ----------           ----------     ----------      ---------          ---------
Net Asset Value, End of Period ........       $     1.00           $     1.00     $     1.00      $    1.00          $    1.00
                                              ==========           ==========     ==========      =========          =========
Total Return ..........................             2.28%(b)             4.74%          5.07%          3.01%              2.70%(b)
Ratios/Supplementary Data:
   Net Assets, End of Period (000) ....       $  195,889           $  205,974     $  120,083      $  77,464          $  74,962
   Ratio of expenses to average net
     assets ...........................             0.74%(c)             0.75%          0.72%          0.67%              0.38%(c)
   Ratio of net investment income to
     average net assets ...............             4.53%(c)             4.63%          4.97%          2.97%              2.71%(c)
   Ratio of expenses to average net
     assets* ..........................             0.74%(c)             0.75%          0.75%          0.83%              0.81%(c)
   Ratio of net investment income to
     average net assets* ..............             4.53%(c)             4.63%          4.95%          2.82%              2.27%(c)

-------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND
Class A Shares


                              Financial Highlights



                                                   For the six months  For the year ended September 30,
                                                         ended         --------------------------------    November 30, 1992 to
                                                     March 31, 1997      1996       1995        1994       September 30, 1993 (a)
                                                   ------------------  --------  ----------  ----------   -------------------------
                                                      (Unaudited)
Net Asset Value, Beginning of Period .............      $   9.73       $  9.88   $    9.60   $   10.29             $   10.00
                                                        ---------      --------  ----------  ----------            ----------
Investment Activities
   Net investment income .........................          0.27          0.55        0.53        0.50                  0.47
   Net realized and unrealized gains (losses) on
     investments .................................         (0.11)        (0.15)       0.29       (0.68)                 0.30
                                                        ---------      --------  ----------  ----------            ----------
        Total from Investment Activities .........          0.16          0.40        0.82       (0.18)                 0.77
                                                        ---------      --------  ----------  ----------            ----------
Distributions
   Net investment income .........................         (0.27)        (0.55)      (0.54)      (0.50)                (0.48)
   Net realized gains ............................            --            --          --       (0.01)                   --
                                                        ---------      --------  ----------  ----------            ----------
        Total Distributions ......................         (0.27)        (0.55)      (0.54)      (0.51)                (0.48)
                                                        ---------      --------  ----------  ----------            ----------
Net Asset Value, End of Period ...................      $   9.62       $  9.73   $    9.88   $    9.60             $   10.29
                                                        =========      ========  ==========  ==========            ==========
Total Return (excludes sales charge) .............          1.65%(b)      4.09%       8.74%      (1.86)%                7.80%(b)
Ratios/Supplementary Data:
   Net Assets, End of Period (000) ...............      $  5,595       $ 6,356   $   7,102   $  10,345             $  14,915
   Ratio of expenses to average net assets .......          1.12%(c)      1.19%       1.17%       0.89%                 0.56%(c)
   Ratio of net investment income to average net
     assets ......................................          5.58%(c)      5.55%       5.50%       5.01%                 5.43%(c)
   Ratio of expenses to average net assets* ......          1.47%(c)      1.54%       1.58%       1.58%                 1.56%(c)
   Ratio of net investment income to average net
     assets* .....................................          5.23%(c)      5.20%       5.09%       4.32%                 4.42%(c)
   Portfolio turnover(d) .........................         71.02%        54.82%     106.81%       7.06%                14.06%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                  SHORT-INTERMEDIATE U.S. GOVERNMENT INCOME FUND

                                                                    Trust Shares


                              Financial Highlights


                                                 For the six months      For the year ended September 30,
                                                       ended            ----------------------------------    November 30, 1992 to
                                                   March 31, 1997         1996        1995        1994       September 30, 1993 (a)
                                                ----------------------  ----------  ----------  ----------   ----------------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period ...........     $    9.74          $    9.89   $    9.61   $   10.30          $   10.00
                                                     ----------         ----------  ----------  ----------         ----------
 Investment Activities
   Net investment income .......................          0.28               0.57        0.56        0.52               0.49
   Net realized and unrealized gains (losses)
     on investments ............................         (0.11)             (0.15)       0.28       (0.68)              0.30
                                                     ----------         ----------  ----------  ----------         ----------
        Total from Investment Activities .......          0.17               0.42        0.84       (0.16)              0.79
                                                     ----------         ----------  ----------  ----------         ----------
Distributions
   Net investment income .......................         (0.28)             (0.57)      (0.56)      (0.52)             (0.49)
   Net realized gains ..........................            --                 --          --       (0.01)                --
                                                     ----------         ----------  ----------  ----------         ----------
        Total Distributions ....................         (0.28)             (0.57)      (0.56)      (0.53)             (0.49)
                                                     ----------         ----------  ----------  ----------         ----------
Net Asset Value, End of Period .................     $    9.63          $    9.74   $    9.89   $    9.61          $   10.30
                                                     ==========         ==========  ==========  ==========         ==========
Total Return ...................................          1.78%(b)           4.36%       9.01%      (1.66)%             8.01%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) .............     $  96,020          $  62,621   $  45,005   $  38,208          $  34,646
   Ratio of expenses to average net assets .....          0.87%(c)           0.93%       0.93%       0.71%              0.39%(c)
   Ratio of net investment income to average
     net assets ................................          5.84%(c)           5.81%       5.78%       5.20%              5.60%(c)
   Ratio of expenses to average net assets* ....          0.97%(c)           1.03%       1.08%       1.08%              1.05%(c)
   Ratio of net investment income to average
     net assets* ...............................          5.74%(c)           5.71%       5.64%       4.83%              4.94%(c)
   Portfolio turnover(d) .......................         71.02%             54.82%     106.81%       7.06%             14.06%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
Class A Shares



                              Financial Highlights


                                                                                 For the year ended
                                                      For the six months            September 30,
                                                            ended           -----------------------------      October 9, 1992 to
                                                        March 31, 1997      1996       1995        1994      September 30, 1993 (a)
                                                      -------------------   ------    -------     -------    ----------------------
                                                         (Unaudited)
Net Asset Value, Beginning of Period .................    $   9.63        $   9.88   $   9.33    $  10.39            $ 10.00
                                                          ---------       ---------  ---------   ---------           --------
 Investment Activities
   Net investment income .............................         0.27           0.56       0.59        0.59               0.63
   Net realized and unrealized gains (losses) on
     investments .....................................        (0.14)         (0.25)      0.55       (1.04)              0.39
                                                           ---------       --------  ---------   ---------           --------
        Total from Investment Activities .............         0.13           0.31       1.14       (0.45)              1.02
                                                           ---------       --------  ---------   ---------           --------
Distributions
   Net investment income .............................        (0.27)         (0.56)     (0.59)      (0.59)             (0.63)
   Net realized gains ................................           --             --         --       (0.02)                --
                                                           ---------       --------  ---------   ---------           --------
        Total Distributions ..........................        (0.27)         (0.56)     (0.59)      (0.61)             (0.63)
                                                           ---------       --------  ---------   ---------           --------

Net Asset Value, End of Period .......................     $   9.49        $  9.63   $   9.88    $   9.33            $ 10.39
                                                           =========       ========  =========   =========           ========
Total Return (excludes sales charge) .................         1.30%(b)       3.17%     12.63%      (4.48)%            10.53%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ...................     $  4,456        $ 3,659   $  5,173    $  6,772            $ 5,238
   Ratio of expenses to average net assets ...........         1.13%(c)       1.13%      1.09%       0.96%              0.59%(c)
   Ratio of net investment income to average net
     assets ..........................................         5.61%(c)       5.68%      6.22%       6.03%              6.26%(c)
   Ratio of expenses to average net assets* ..........         1.47%(c)       1.48%      1.50%       1.56%              1.55%(c)
   Ratio of net investment income to average net
     assets* .........................................         5.27%(c)       5.33%      5.81%       5.43%              5.30%(c)
   Portfolio turnover(d) .............................        37.25%         76.29%     68.91%       0.38%             15.27%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                          INTERMEDIATE U.S. GOVERNMENT BOND FUND

                                                                  Class B Shares



                              Financial Highlights


                                                                               For the six months
                                                                                     ended                  January 1, 1996 to
                                                                                 March 31, 1997           September 30, 1996 (a)
                                                                             -----------------------    ---------------------------
                                                                                  (Unaudited)
Net Asset Value, Beginning of Period ...................................            $  9.60                      $  10.17
                                                                                    -------                      --------
Investment Activities
   Net investment income ...............................................               0.23                          0.31
   Net realized and unrealized losses on investments ...................              (0.14)                        (0.57)
                                                                                    -------                      --------
        Total from Investment Activities ...............................               0.09                         (0.26)
                                                                                    -------                      --------
Distributions
   Net investment income ...............................................              (0.23)                        (0.31)
                                                                                    -------                      --------
        Total Distributions ............................................              (0.23)                        (0.31)
                                                                                    -------                      --------

Net Asset Value, End of Period .........................................            $  9.46                      $   9.60
                                                                                    =======                      ========
Total Return (excludes redemption charge) ..............................               0.92%(b)                     (2.48)%(b)
Ratios/Supplementary Data:
   Net Assets, End of Period (000) .....................................            $   494                      $    353
   Ratio of expenses to average net assets .............................               1.86%(c)                      1.85%(c)
   Ratio of net investment income to average net assets ................               4.77%(c)                      5.01%(c)
   Ratio of expenses to average net assets* ............................               1.96%(c)                      1.95%(c)
   Ratio of net investment income to average net assets* ...............               4.67%(c)                      4.91%(c)
   Portfolio turnover(d) ...............................................              37.25%                        76.29%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

INTERMEDIATE U.S. GOVERNMENT BOND FUND
Trust Shares



                              Financial Highlights



                                               For the six months     For the year ended September 30,
                                                      ended          ------------------------------------     October 9, 1992 to
                                                 March 31, 1997         1996        1995         1994       September 30, 1993 (a)
                                              --------------------   -----------  ----------   ----------   ----------------------
                                                  (Unaudited)
Net Asset Value, Beginning of Period .........      $     9.64         $   9.89   $    9.34    $   10.40          $   10.00
                                                    ------------       ---------  ----------   ----------         ----------
Investment Activities
   Net investment income ....................            0.28              0.58        0.61         0.62               0.64
   Net realized and unrealized gains
     (losses) on investments ................           (0.13)            (0.25)       0.55        (1.04)              0.40
                                                   -----------       -----------  ----------   ----------         ----------
        Total from Investment Activities ....            0.15              0.33        1.16        (0.42)              1.04
                                                   -----------       -----------  ----------   ----------         ----------
Distributions
   Net investment income ....................           (0.28)            (0.58)      (0.61)       (0.62)             (0.64)
   Net realized gains .......................              --                --          --        (0.02)                --
                                                   -----------       -----------  ----------   ----------         ----------
        Total Distributions .................           (0.28)            (0.58)      (0.61)       (0.64)             (0.64)
                                                   -----------       -----------  ----------   ----------         ----------

Net Asset Value, End of Period ..............      $     9.51        $     9.64   $    9.89    $    9.34          $   10.40
                                                   ===========       ===========  ==========   ==========         ==========
Total Return ................................            1.53%(b)          3.43%      12.91%       (4.23)%            10.76%(b)
Ratios/Supplementary Data:
   Net Assets, End of Period (000) ..........      $  126,871        $  119,633   $  78,578    $  68,451          $  59,816
   Ratio of expenses to average net assets ..            0.86%(c)          0.87%       0.85%        0.70%              0.39%(c)
   Ratio of net investment income to average
     net assets .............................            5.77%(c)          5.94%       6.43%        6.27%              6.45%(c)
   Ratio of expenses to average net assets* .            0.96%(c)          0.97%       1.00%        1.06%              1.03%(c)
   Ratio of net investment income to average
     net assets* ............................            5.67%(c)          5.84%       6.28%        5.91%              5.82%(c)
   Portfolio turnover(d) ....................           37.25%            76.29%      68.91%        0.38%             15.27%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements

                            [LOGO OF BB&T APPEARS]

                                       NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                                                  Class A Shares



                              Financial Highlights

                                                    For the six months    For the year ended September 30,
                                                          ended           --------------------------------    October 16, 1992 to
                                                      March 31, 1997         1996      1995       1994       September 30, 1993 (a)
                                                    ---------------------  ---------  --------  ----------  ----------------------
                                                       (Unaudited)
Net Asset Value, Beginning of Period ...............     $  10.05          $ 10.15    $  9.78   $   10.29          $   10.00
                                                         --------          -------    -------   ---------          ---------
 Investment Activities
   Net investment income ...........................         0.19             0.36       0.36        0.36               0.36
   Net realized and unrealized gains (losses) on
     investments ...................................        (0.03)           (0.10)      0.37       (0.50)              0.29
                                                         --------          -------    -------   ---------          ---------
        Total from Investment Activities ...........         0.16             0.26       0.73       (0.14)              0.65
                                                         --------          -------    -------   ---------          ---------
Distributions
   Net investment income ...........................        (0.19)           (0.36)     (0.36)      (0.36)             (0.36)
   Net realized gains ..............................           --               --         --       (0.01)                --
                                                         --------          -------    -------   ---------          ---------
        Total Distributions ........................        (0.19)           (0.36)     (0.36)      (0.37)             (0.36)
                                                         --------          -------    -------   ---------          ---------

Net Asset Value, End of Period .....................     $  10.02          $ 10.05    $ 10.15   $    9.78          $   10.29
                                                         ========          =======    =======   =========          =========
Total Return (excludes sales charge) ...............         1.62%(b)         2.61%      7.61%      (1.33)%             6.60%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) .................     $  9,085          $ 9,261    $ 8,717   $  11,083          $  13,695
   Ratio of expenses to average net assets .........         1.06%(c)         1.11%      1.05%       0.75%              0.43%(c)
   Ratio of net investment income to average net
     assets ........................................         3.82%(c)         3.58%      3.63%       3.63%              3.80%(c)
   Ratio of expenses to average net assets* ........         1.56%(c)         1.61%      1.63%       1.66%              1.77%(c)
   Ratio of net investment income to average net
     assets* .......................................         3.32%(c)         3.08%      3.05%       2.72%              2.45%(c)
   Portfolio turnover(d) ...........................         1.89%           20.90%      9.38%       0.56%              5.92%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
Trust Shares



                              Financial Highlights


                                                For the six months     For the year ended September 30,
                                                      ended           ----------------------------------     October 16, 1992 to
                                                   March 31, 1997       1996        1995        1994       September 30, 1993 (a)
                                               ---------------------  ----------  ----------  ----------   -----------------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period ..........      $   10.05        $   10.15   $    9.78   $   10.29          $   10.00
                                                     ----------       ----------  ----------  ----------         ----------
 Investment Activities
   Net investment income ......................           0.20             0.38        0.37        0.38               0.36
   Net realized and unrealized gains (losses)
     on investments ...........................          (0.03)           (0.10)       0.37       (0.50)              0.29
                                                     ----------       ----------  ----------  ----------         ----------
        Total from Investment Activities ......           0.17             0.28        0.74       (0.12)              0.65
                                                     ----------       ----------  ----------  ----------         ----------
Distributions
   Net investment income ......................          (0.20)           (0.38)      (0.37)      (0.38)             (0.36)
   Net realized gains .........................             --               --          --       (0.01)                --
                                                     ----------       ----------  ----------  ----------         ----------
        Total Distributions ...................          (0.20)           (0.38)      (0.37)      (0.39)             (0.36)
                                                     ----------       ----------  ----------  ----------         ----------
Net Asset Value, End of Period ................      $   10.02        $   10.05   $   10.15   $    9.78          $   10.29
                                                     ==========       ==========  ==========  ==========         ==========
Total Return ..................................           1.68%(b)         2.77%       7.77%      (1.18)%             6.62%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ............      $  63,046        $  28,443   $  28,091   $  27,770          $  20,128
   Ratio of expenses to average net assets ....           0.87%(c)         0.96%       0.91%       0.63%              0.42%(c)
   Ratio of net investment income to average
     net assets ...............................           4.05%(c)         3.72%       3.78%       3.77%              3.80%(c)
   Ratio of expenses to average net assets* ...           1.03%(c)         1.11%       1.13%       1.17%              1.30%(c)
   Ratio of net investment income to average
     net assets* ..............................           3.89%(c)         3.57%       3.55%       3.24%              2.92%(c)
   Portfolio turnover(d) ......................           1.89%           20.90%       9.38%       0.56%              5.92%

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                                    GROWTH AND INCOME STOCK FUND

                                                                  Class A Shares



                              Financial Highlights



                                                    For the six months    For the year ended September 30,
                                                           ended        ----------------------------------    October 9, 1992 to
                                                      March 31, 1997      1996         1995         1994    September 30, 1993 (a)
                                                    ------------------  ----------   ----------   --------- ----------------------
                                                        (Unaudited)
Net Asset Value, Beginning of Period .............       $   15.31      $   12.97    $   11.26    $  11.26          $ 10.00
                                                         ----------     ----------   ----------   ---------         --------
 Investment Activities
   Net investment income .........................            0.13           0.26         0.25        0.25             0.28
   Net realized and unrealized gains on
     investments .................................            1.31           2.43         1.98        0.12             1.27
                                                         ----------     ----------   ----------   ---------         --------
        Total from Investment Activities .........            1.44           2.69         2.23        0.37             1.55
                                                         ----------     ----------   ----------   ---------         --------
Distributions
   Net investment income .........................           (0.13)         (0.26)       (0.25)      (0.26)           (0.29)
   Net realized gains ............................           (0.63)         (0.09)       (0.12)      (0.11)              --
   In excess of net realized gains ...............              --             --        (0.15)         --               --
                                                         ----------     ----------   ----------   ---------         --------
        Total Distributions ......................           (0.76)         (0.35)       (0.52)      (0.37)           (0.29)
                                                         ----------     ----------   ----------   ---------         --------
Net Asset Value, End of Period ...................       $   15.99      $   15.31    $   12.97    $  11.26          $ 11.26
                                                         ==========     ==========   ==========   =========         ========
Total Return (excludes sales charge) .............            9.49%(b)      20.97%       20.62%       3.33%           15.72%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ...............       $  25,290      $  18,949    $  10,842    $  7,973          $ 6,009
   Ratio of expenses to average net assets .......            1.09%(c)       1.11%        1.07%       0.92%            0.63%(c)
   Ratio of net investment income to average net
     assets ......................................            1.60%(c)       1.82%        2.15%       2.26%            2.85%(c)
   Ratio of expenses to average net assets* ......            1.58%(c)       1.60%        1.60%       1.65%            1.68%(c)
   Ratio of net investment income to average net
     assets* .....................................            1.11%(c)       1.33%        1.62%       1.52%            1.81%(c)
   Portfolio turnover(d) .........................           13.58%         19.82%        8.73%      21.30%           27.17%
   Average commission rate(e) ....................       $  0.0649      $  0.0721           --          --               --

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

GROWTH AND INCOME STOCK FUND
Class B Shares







                              Financial Highlights



                                                                       For the six months
                                                                              ended                January 1, 1996 to
                                                                         March 31, 1997          September 30, 1996 (a)
                                                                       ------------------        ----------------------
                                                                           (Unaudited)
Net Asset Value, Beginning of Period ............................             $ 15.29                     $ 13.78
                                                                              -------                     -------
Investment Activities
   Net investment income ........................................                0.07                        0.13
   Net realized and unrealized gains on investments .............                1.28                        1.52
                                                                              -------                     -------
        Total from Investment Activities ........................                1.35                        1.65
                                                                              -------                     -------
Distributions
   Net investment income ........................................               (0.07)                      (0.14)
   Net realized gains ...........................................               (0.63)                         --
                                                                              -------                     -------
        Total Distributions .....................................               (0.70)                      (0.14)
                                                                              -------                     -------
Net Asset Value, End of Period ..................................             $ 15.94                     $ 15.29
                                                                              =======                     =======
Total Return (excludes redemption charge) .......................                8.92%(b)                   12.01%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ..............................             $ 8,356                     $ 3,880
   Ratio of expenses to average net assets ......................                1.84%(c)                    1.85%(c)
   Ratio of net investment income to average net assets .........                0.87%(c)                    1.13%(c)
   Ratio of expenses to average net assets* .....................                2.08%(c)                    2.09%(c)
   Ratio of net investment income to average net assets* ........                1.63%(c)                    0.89%(c)
   Portfolio turnover(d) ........................................               13.58%                      19.82%
   Average commission rate(e) ...................................             $0.0649                     $0.0721

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                       See notes to financial statements

                                                    GROWTH AND INCOME STOCK FUND

                                                                    Trust Shares



                              Financial Highlights



                                             For the six months       For the year ended September 30,
                                                    ended          --------------------------------------   October 9, 1992 to
                                               March 31, 1997         1996          1995        1994      September 30, 1993 (a)
                                            ---------------------  -----------   -----------  ---------- ------------------------
                                                 (Unaudited)
Net Asset Value, Beginning of Period .......     $    15.34        $    12.99    $    11.28   $   11.28         $   10.00
                                                 ----------        ----------    ----------   ---------         ---------
 Investment Activities
   Net investment income ...................           0.15              0.29          0.28        0.28              0.30
   Net realized and unrealized gains on
     investments ...........................           1.31              2.44          1.98        0.11              1.28
                                                 ----------        ----------    ----------   ---------         ---------
        Total from Investment Activities ...           1.46              2.73          2.26        0.39              1.58
                                                 ----------        ----------    ----------   ---------         ---------
Distributions
   Net investment income ...................          (0.15)            (0.29)        (0.28)      (0.28)            (0.30)
   Net realized gains ......................          (0.63)            (0.09)        (0.12)      (0.11)               --
   In excess of net realized gains .........             --                --         (0.15)         --                --
                                                 ----------        ----------    ----------   ---------         ---------
        Total Distributions ................          (0.78)            (0.38)        (0.55)      (0.39)            (0.30)
                                                 ----------        ----------    ----------   ---------         ---------
Net Asset Value, End of Period .............     $    16.02        $    15.34    $    12.99   $   11.28         $   11.28
                                                 ==========        ==========    ==========   =========         =========
Total Return ...............................           9.61%(b)         21.31%        20.88%       3.58%            16.06%(b)
Ratios/Supplementary Data:
   Net Assets, End of Period (000) .........     $  244,065        $  206,659    $  145,603   $  89,355         $  82,358
   Ratio of expenses to average net assets .           0.84%(c)          0.86%         0.82%       0.66%             0.40%(c)
   Ratio of net investment income to
     average net assets ....................           1.86%(c)          2.07%         2.40%       2.51%             3.08%(c)
   Ratio of expenses to average net assets*            1.08%(c)          1.10%         1.10%       1.15%             1.17%(c)
   Ratio of net investment income to
     average net assets* ...................           1.62 %(c)         1.83%         2.11%       2.02%             2.31%(c)
   Portfolio turnover(d) ...................          13.58%            19.82%         8.73%      21.30%            27.17%
   Average commission rate(e) ..............     $   0.0649        $   0.0721            --          --                --

-------------


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. (e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

BALANCED FUND
Class A Shares



                             Financial Highlights



                                                                               For the year ended
                                                    For the six months              September 30,
                                                          ended          ----------------------------------     July 1, 1993 to
                                                      March 31, 1997       1996         1995        1994     September 30, 1993 (a)
                                                   --------------------  ----------   ---------   ---------  ----------------------
                                                       (Unaudited)
Net Asset Value, Beginning of Period ..............     $   11.96        $   11.04    $   9.76    $  10.20           $ 10.00
                                                        ----------       ----------   ---------   ---------          --------
 Investment Activities
   Net investment income ..........................          0.23             0.43        0.44        0.38              0.08
   Net realized and unrealized gains (losses) on
     investments ..................................          0.38             0.92        1.27       (0.44)             0.21
                                                        ----------       ----------   ---------   ---------          --------
        Total from Investment Activities ..........          0.61             1.35        1.71       (0.06)             0.29
                                                        ----------       ----------   ---------   ---------          --------
Distributions
   Net investment income ..........................         (0.23)           (0.43)      (0.43)      (0.38)            (0.09)
   Net realized gains .............................         (0.37)              --          --          --                --
                                                        ----------       ----------   ---------   ---------          --------
        Total Distributions .......................         (0.60)           (0.43)      (0.43)      (0.38)            (0.09)
                                                        ----------       ----------   ---------   ---------          --------
Net Asset Value, End of Period ....................     $   11.97        $   11.96    $  11.04    $   9.76           $ 10.20
                                                        ==========       ==========   =========   =========          ========
Total Return (excludes sales charge) ..............          5.11%(b)        12.43%      18.00%      (0.64)%            2.88%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ................     $  13,921        $  12,456    $  9,257    $  8,560           $ 2,569
   Ratio of expenses to average net assets ........          1.19%(c)         1.20%       1.17%       0.98%             0.50%(c)
   Ratio of net investment income to average net
     assets .......................................          3.80%(c)         3.78%       4.27%       4.02%             4.39%(c)
   Ratio of expenses to average net assets* .......          1.68%(c)         1.69%       1.71%       1.75%             2.00%(c)
   Ratio of net investment income to average net
     assets* ......................................          3.31%(c)         3.29%       3.73%       3.25%             2.89%(c)
   Portfolio turnover(d) ..........................         15.68%           19.87%      23.68%      12.91%             8.32%
   Average commission rate(e) .....................     $  0.0626        $  0.0749          --          --                --

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                                                   BALANCED FUND
                                                                  Class B Shares



                              Financial Highlights





                                                                     For the six months
                                                                            ended               January 1, 1996 to
                                                                       March 31, 1997         September 30, 1996 (a)
                                                                    ----------------------  ---------------------------
                                                                         (Unaudited)
Net Asset Value, Beginning of Period ............................           $ 11.91                    $ 11.54
                                                                            --------                   --------
Investment Activities
   Net investment income ........................................              0.18                       0.27
   Net realized and unrealized gains on investments .............              0.39                       0.37
                                                                            --------                   --------
        Total from Investment Activities ........................              0.57                       0.64
                                                                            --------                   --------
Distributions
   Net investment income ........................................             (0.19)                     (0.27)
   Net realized gains ...........................................             (0.37)                        --
                                                                            --------                   --------
        Total Distributions .....................................             (0.56)                     (0.27)
                                                                            --------                   --------
Net Asset Value, End of Period ..................................           $ 11.92                    $ 11.91
                                                                            ========                   ========
Total Return (excludes redemption charge) .......................              4.76%(b)                   5.67%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ..............................           $ 4,007                    $ 2,339
   Ratio of expenses to average net assets ......................              1.94%(c)                   1.95%(c)
   Ratio of net investment income to average net assets .........              3.05%(c)                   3.13%(c)
   Ratio of expenses to average net assets* .....................              2.18%(c)                   2.18%(c)
   Ratio of net investment income to average net assets* ........              2.81%(c)                   2.90%(c)
   Portfolio turnover(d) ........................................             15.68%                     19.87%
   Average commission rate(e) ...................................           $0.0626                    $0.0749

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

BALANCED FUND

Trust Shares



                              Financial Highlights




                                                 For the six months     For the year ended September 30,
                                                       ended          ------------------------------------     July 1, 1993 to
                                                   March 31, 1997       1996         1995        1994       September 30, 1993 (a)
                                                --------------------  ----------   ----------  ---------- ------------------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period ...........     $   11.93        $   11.01    $    9.74   $   10.18          $   10.00
                                                     ----------       ----------   ----------  ----------         ----------
Investment Activities
   Net investment income .......................          0.25             0.46         0.46        0.40               0.09
   Net realized and unrealized gains (losses)
     on investments ............................          0.39             0.92         1.27       (0.44)              0.18
                                                     ----------       ----------   ----------  ----------         ----------
        Total from Investment Activities .......          0.64             1.38         1.73       (0.04)              0.27
                                                     ----------       ----------   ----------  ----------         ----------
Distributions
   Net investment income .......................         (0.25)           (0.46)       (0.46)      (0.40)             (0.09)
   Net realized gains ..........................         (0.37)              --           --          --                 --
                                                     ----------       ----------   ----------  ----------         ----------
        Total Distributions ....................         (0.62)           (0.46)       (0.46)      (0.40)             (0.09)
                                                     ----------       ----------   ----------  ----------         ----------
Net Asset Value, End of Period .................     $   11.95        $   11.93    $   11.01   $    9.74          $   10.18
                                                     ==========       ==========   ==========  ==========         ==========
Total Return ...................................          5.34%(b)        12.74%       18.23%      (0.42)%             2.74%(b)
Ratios/Supplementary Data:
   Net Assets, End of Period (000) .............     $  70,833        $  69,374    $  49,794   $  39,715          $  20,374
   Ratio of expenses to average net assets .....          0.95%(c)         0.95%        0.92%       0.73%              0.44%(c)
   Ratio of net investment income to average
     net assets ................................          4.04%(c)         4.03%        4.51%       4.22%              4.44%(c)
   Ratio of expenses to average net assets* ....          1.19%(c)         1.19%        1.21%       1.25%              1.47%(c)
   Ratio of net investment income to average
     net assets* ...............................          3.80%(c)         3.79%        4.22%       3.70%              3.42%(c)
   Portfolio turnover(d) .......................         15.68%           19.87%       23.68%      12.91%              8.32%
   Average commission rate(e) ..................     $  0.0626        $  0.0749           --          --                 --

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.


                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                                       SMALL COMPANY GROWTH FUND
                                                                  Class A Shares



                              Financial Highlights





                                                                 For the six months      For the year
                                                                       ended                 ended          December 7, 1994 to
                                                                   March 31, 1997     September 30, 1996   September 30, 1995 (a)
                                                                  ----------------   -------------------- -----------------------
                                                                    (Unaudited)
Net Asset Value, Beginning of Period .........................       $   21.06             $   14.53              $  10.00
                                                                     ----------            ----------             ---------
Investment Activities
   Net investment loss .......................................           (0.05)                (0.20)                (0.08)
   Net realized and unrealized gains (losses) on investments .           (4.94)                 6.73                  4.61
                                                                     ----------            ----------             ---------
        Total from Investment Activities .....................           (4.99)                 6.53                  4.53
                                                                     ----------            ----------             ---------
Distributions
   Net realized gains ........................................           (0.02)                   --                    --
                                                                     ----------            ----------             ---------
        Total Distributions ..................................           (0.02)                   --                    --
                                                                     ----------            ----------             ---------
Net Asset Value, End of Period ...............................       $   16.05             $   21.06              $  14.53
                                                                     ==========            ==========             =========
Total Return (excludes sales charge) .........................          (23.71)% (b)           44.94%                45.30% (b)
Ratios/Supplementary Data:
   Net Assets, End of Period (000) ...........................       $   7,673             $   7,413              $  1,096
   Ratio of expenses to average net assets ...................            1.94% (c)             2.01%                 2.50% (c)
   Ratio of net investment loss to average net assets ........           (1.18)%(c)            (1.26)%               (1.56)%(c)
   Ratio of expenses to average net assets* ..................            2.19% (c)             2.26%                 2.84% (c)
   Ratio of net investment loss to average net assets* .......           (1.43)%(c)            (1.51)%               (1.90)%(c)
   Portfolio turnover(d) .....................................           48.44%                71.62%                46.97%
   Average commission rate(e) ................................       $  0.0538             $  0.0562                    --

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

SMALL COMPANY GROWTH FUND
Class B Shares



                              Financial Highlights


                                                                        For the six months
                                                                               ended              January 1, 1996 to
                                                                          March 31, 1997        September 30, 1996 (a)
                                                                       ---------------------  ---------------------------
                                                                            (Unaudited)
Net Asset Value, Beginning of Period ..............................          $   20.92                 $   15.24
                                                                             ---------                 ---------
Investment Activities
   Net investment loss ............................................              (0.05)                    (0.21)
   Net realized and unrealized gains (losses) on investments ......              (4.98)                     5.89
                                                                             ---------                 ---------
        Total from Investment Activities ..........................              (5.03)                     5.68

Distributions
   Net realized gains .............................................              (0.02)                       --
                                                                             ---------                 ---------
        Total Distributions .......................................              (0.02)                       --
                                                                             ---------                 ---------
Net Asset Value, End of Period ....................................          $   15.87                 $   20.92
                                                                             =========                 =========
Total Return (excludes redemption charge) .........................             (24.06)%(b)                37.27%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ................................          $   4,631                 $   3,200
   Ratio of expenses to average net assets ........................               2.69%(c)                  2.72%(c)
   Ratio of net investment loss to average net assets .............              (1.90)%(c)                (2.01)%(c)
   Portfolio turnover(d) ..........................................              48.44%                    71.62%
   Average commission rate(e) .....................................          $  0.0538                 $  0.0562


-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                                       SMALL COMPANY GROWTH FUND
                                                                    Trust Shares






                             Financial Highlights


                                                                   For the six months      For the year
                                                                          ended               ended           December 7, 1994 to
                                                                     March 31, 1997     September 30, 1996   September 30, 1995 (a)
                                                                   ------------------   ------------------   ----------------------
                                                                       (Unaudited)
Net Asset Value, Beginning of Period ............................         $ 21.18             $ 14.57                 $ 10.00
                                                                          -------             -------                 -------
Investment Activities
   Net investment loss ..........................................           (0.05)              (0.17)                  (0.07)
   Net realized and unrealized gains (losses) on investments ....           (4.95)               6.78                    4.64
                                                                          -------             -------                 -------
        Total from Investment Activities ........................           (5.00)               6.61                    4.57
                                                                          -------             -------                 -------
Distributions
   Net realized gains ...........................................           (0.02)                 --                      --
                                                                          -------             -------                 -------
        Total Distributions .....................................           (0.02)                 --                      --
                                                                          -------             -------                 -------
Net Asset Value, End of Period ..................................         $ 16.16             $ 21.18                 $ 14.57
                                                                          =======             =======                 =======
Total Return ....................................................          (23.62)%(b)          45.37%                  45.70% (b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ..............................         $33,873             $36,373                 $16,962
   Ratio of expenses to average net assets ......................            1.70% (c)           1.79%                   2.33% (c)
   Ratio of net investment loss to average net assets ...........           (0.93)%(c)          (1.00)%                 (1.34)%(c)
   Ratio of expenses to average net assets* .....................            1.70% (c)           1.79%                   2.42% (c)
   Ratio of net investment loss to average net assets* ..........           (0.93)%(c)          (1.00)%                 (1.43)%(c)
   Portfolio turnover(d) ........................................           48.44%              71.62%                  46.97%
   Average commission rate(e) ...................................         $0.0538             $0.0562                      --

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

INTERNATIONAL EQUITY FUND
Class A Shares




                             Financial Highlights


                                                                                                      January 2, 1997
                                                                                                            to
                                                                                                     March 31, 1997(a)
                                                                                                     -----------------
                                                                                                         (Unaudited)
Net Asset Value, Beginning of Period ........................................................            $   10.00
                                                                                                         ---------
Investment Activities
   Net realized and unrealized gains on investments .........................................                 0.34
                                                                                                         ---------
        Total from Investment Activities ....................................................                 0.34
                                                                                                         ---------
Distributions
   Net investment income ....................................................................                (0.03)
                                                                                                         ---------
        Total Distributions .................................................................                (0.03)
                                                                                                         ---------
Net Asset Value, End of Period ..............................................................            $   10.31
                                                                                                         =========
Total Return (excludes sales charge) ........................................................                 3.35% (b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ..........................................................            $     184
   Ratio of expenses to average net assets ..................................................                 2.14% (c)
   Ratio of net investment income to average net assets .....................................                 0.03% (c)
   Ratio of expenses to average net assets* .................................................                 2.41% (c)
   Ratio of net investment loss to average net assets* ......................................                (0.24)%(c)
   Portfolio turnover(d) ....................................................................                 5.61%
   Average commission rate(e) ...............................................................            $  0.0555

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.





                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

                                                       INTERNATIONAL EQUITY FUND
                                                                  Class B Shares



                              Financial Highlights



                                                                                January 2, 1997
                                                                                      to
                                                                               March 31, 1997(a)
                                                                               -----------------
                                                                                  (Unaudited)
Net Asset Value, Beginning of Period ......................................          $ 10.00
                                                                                     -------
Investment Activities
   Net investment loss ....................................................            (0.01)
   Net realized and unrealized gains on investments .......................             0.34
                                                                                     -------
        Total from Investment Activities ..................................             0.33
                                                                                     -------
Distributions
   Net investment income ..................................................            (0.02)
                                                                                     -------
        Total Distributions ...............................................            (0.02)
                                                                                     -------
Net Asset Value, End of Period ............................................          $ 10.31
                                                                                     =======
Total Return (excludes redemption charge) .................................             3.27% (b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) ........................................          $   237
   Ratio of expenses to average net assets ................................             2.86% (c)
   Ratio of net investment loss to average net assets .....................            (0.49)%(c)
   Portfolio turnover(d) ..................................................             5.61%
   Average commission rate(e) .............................................          $0.0555

-------------
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

INTERNATIONAL EQUITY FUND

Trust Shares



                              Financial Highlights

                                                                                     January 2, 1997
                                                                                           to
                                                                                    March 31, 1997(a)
                                                                                  ----------------------
                                                                                       (Unaudited)
Net Asset Value, Beginning of Period ...........................................        $   10.00
                                                                                        ----------
Investment Activities
   Net realized and unrealized gains on investments ............................             0.35
                                                                                        ----------
        Total from Investment Activities .......................................             0.35
                                                                                        ----------
Distributions
   Net investment income .......................................................            (0.03)
                                                                                        ----------
        Total Distributions ....................................................            (0.03)
                                                                                        ----------
Net Asset Value, End of Period .................................................        $   10.32
                                                                                        ==========
Total Return ...................................................................             3.48%(b)

Ratios/Supplementary Data:
   Net Assets, End of Period (000) .............................................        $  39,670
   Ratio of expenses to average net assets .....................................             2.00%(c)
   Ratio of net investment income to average net assets ........................             0.08%(c)
   Ratio of expenses to average net assets* ....................................             2.06%(c)
   Ratio of net investment income to average net assets* .......................             0.02%(c)
   Portfolio turnover(d) .......................................................             5.61%
   Average commission rate(e) ..................................................        $  0.0555

-------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                       See notes to financial statements

                          [LOGO OF BB&T APPEARS HERE]

  [LOGO OF BB&T MUTUAL FUNDS APPEARS HERE]

             SEMI-ANNUAL REPORT

              To Shareholders

             INVESTMENT ADVISER
     Branch Banking and Trust Company
       434 Fayetteville Street Mall
             Raleigh, NC 27601

                DISTRIBUTOR
            BISYS Fund Services
             3435 Stelzer Road
            Columbus, OH 43219

               LEGAL COUNSEL
               Ropes & Gray
            1301 K Street, N.W.
                Suite 800 E.
          Washington, D.C. 20005


              TRANSFER AGENT
        BISYS Fund Services Ohio, Inc.
             3435 Stelzer Road
            Columbus, OH 43219

                 AUDITORS
          KPMG Peat Marwick LLP
      Two Nationwide Plaza, Suite 1600
            Columbus, OH 43215


              March 31, 1997

=======================================

                                                                    5/97